UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period August 1, 2011 – January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Semiannual report
1|31|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in
bonds and other securities
with the goal of providing
a steady stream of income
over time.

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Shareholder meeting results	99

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation since the fund’s launch. The U.S. investment-grade market added new sectors, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. The fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

As different factors drive the performance of the various fixed-income sectors, the managers seek to take advantage of changing market leadership in pursuit of high current income.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

What was the bond market environment like during the six months ended January 31, 2012?

Market uncertainty remained high during the period, as the considerable macroeconomic challenges dominating the headlines throughout 2011 continued to weigh on investor confidence. Within this environment, a global flight to safety drove down yields and boosted the prices of longer-term U.S. Treasury bonds, and a flattening yield curve provided a tailwind to fixed-income returns.

Overseas, it appeared little progress was made in the European sovereign debt situation, despite ongoing negotiations. Against that backdrop and in the face of U.S. dollar strength, corporate bonds and emerging-market debt achieved modestly positive returns, but lagged Treasuries in U.S. dollar terms.

As risk aversion waned late in the period, high-yield bonds, floating-rate bank-loan securities, and commercial mortgage-backed securities [CMBS] rallied briskly, thanks to better news from Europe, improving U.S. economic data, stronger commercial-real-estate fundamentals, and a sharp drop in market volatility.

The fund lagged its benchmark by a substantial margin during the period. What factors hampered its performance?

It’s important to point out that the fund’s benchmark is composed of U.S. Treasury and agency securities, and these market sectors

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 13–14.

performed well during the past six months. The fund’s diversified strategy of investing in a variety of out-of-benchmark categories, which has served it well over the long term, was unrewarded during the period. However, the biggest overall detractor was the fund’s term-structure positioning [meaning its duration — or interest-rate sensitivity — and yield-curve strategy]. We maintained a shorter-than-benchmark duration and positioned the fund for a steeper yield curve. But longer-term yields declined and the yield curve flattened.

Within our mortgage prepayment strategy, our holdings of interest-only collateralized mortgage obligations [IO CMOs] hampered results due to volatility related to possible government intervention in the agency mortgage-backed securities [agency MBS] market. Later in the period, IO CMOs were further pressured as interest rates declined and the market began to price in modifications to the government’s existing Home Affordable Refinance Program, or HARP. By way of background, HARP was launched by the Obama administration in 2009 to help homeowners who owed more on their mortgages than their homes were

Credit qualities are shown as a percentage of net assets as of 1/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

worth. The program was modified in October 2011 to allow more borrowers to qualify.

IO CMOs are designed so that the longer homeowners take to pay down their mortgages, the more money security holders will make from interest payments on those loans. Refinancing activity on the mortgage pools underlying the IO CMOs that we held remained at historically low levels, as bank-lending standards remained tight during the period. Negligible refinancing activity led to low prepayment rates on the underlying IO CMOs, which is normally supportive for the securities’ prices. However, uncertainty about government policy overwhelmed these positive dynamics.

In implementing our IO CMO strategy, we used interest-rate swaps and options to hedge the fund’s duration and isolate the prepayment risks associated with the securities, which we believed offered attractive return potential.

What other types of holdings detracted from the fund’s relative return?

Our allocation to non-agency residential mortgage-backed securities [RMBS] suffered due to increased risk aversion and large-scale redemptions from the Federal Reserve’s [the Fed] “Maiden Lane” portfolio — a name taken from a street that runs beside the New York Federal Reserve building in Manhattan. As demand failed to keep pace with increased supply, RMBS were also hurt by investor concern about potential additional supply from European banks.

A significant position in high-yield bonds also detracted, as this sector performed well late in the period, but underperformed for the period as a whole.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/12. Short-term holdings and TBA commitments are excluded. Holdings will vary over time.

Lastly, security selection in emerging-market debt also weighed on performance, with bonds from Argentina, Russia, and Ukraine delivering the weakest results.

Which strategies and holdings helped the fund versus the benchmark?

International term-structure strategies aided performance, as the fund was positioned to benefit from falling yields and flattening yield curves in various European markets.

An overweight allocation to AAA-rated CMBS also helped, as our bias toward shorter-maturity, high-quality issues proved beneficial amid heightened market volatility.

How did the fund’s currency exposure affect performance?

Overall, currency management detracted from relative performance. Active currency positions were managed tactically during the period, meaning risk was increased and decreased several times in response to fluctuating volatility levels in the foreign exchange markets. The fund’s exposure to the Norwegian krone and British pound sterling, as well as net short positions in the Swiss franc and Canadian dollar, hurt its performance versus the benchmark. Conversely, net short positions in the euro, Polish zloty, Indian rupee, and Hungarian forint helped. Throughout the period, we implemented our currency views primarily by buying and selling forward currency contracts.

The fund reduced its distribution rate twice during the semiannual period. What led to those decisions?

The fund’s distribution rate was lowered to $0.043 per share from $0.051 per share in August and was lowered again in November to $0.030 per share. The reductions were due to a decrease in yields from asset-backed and commercial mortgage-backed securities, an overall decrease in interest income resulting from the current low-interest-rate environment, and a decrease in interest income due to declining yields in the marketplace.

What is your outlook for the coming months, and how do you plan to position the fund?

We believe 2012 is likely to be a year of sustained economic growth in the United

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

States. In our view, during the first half of the year, growth is likely to be restrained by a recession in Europe and high oil prices, but should develop into an improving trend in the second half.

As for positioning the fund, at period-end, the portfolio’s exposure to interest-rate risk remained limited. With rates across the yield curve near historic lows, we believe the potential rewards from a long-duration stance are minimal. That said, we believe there are opportunities to take tactical positions in the long end of the yield curve — represented by bonds with maturities of 10 years or more — which we believe will continue to be relatively volatile.

We plan to maintain the fund’s allocation to securitized mortgage-backed securities [MBS], which, at period-end, represented the portfolio’s largest sector weighting. In prepayment-sensitive areas, we believe there are attractive trading opportunities among agency MBS and IO CMOs. In addition, we continue to have a positive view of non-agency RMBS. We own shorter-duration, higher-quality securities that are less interest-rate sensitive, were purchased at attractive prices, and offer secure cash flows.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Kevin Murphy, Michael Salm, Paul Scanlon, and Raman Srivastava.

Mr. Srivastava joined the fund in January 2012. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%–to–6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 1/31/12

				Lipper Flexible
			Barclays Capital	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	7.61%	7.11%	7.02%	—

10 years	102.90	101.89	71.99	89.59%
Annual average	7.33	7.28	5.57	6.58

5 years	29.03	37.92	38.17	32.65
Annual average	5.23	6.64	6.68	5.74

3 years	78.24	77.21	15.89	64.98
Annual average	21.25	21.01	5.04	18.12

1 year	–2.08	–7.02	9.49	2.73

6 months	–4.20	–6.52	5.45	–0.53

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/12, there were 5, 5, 4, 4, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/12

Distributions

Number	6

Income	$0.219

Capital gains	—

Total	$0.219

Share value	NAV	Market price

7/31/11	$6.17	$6.09

1/31/12	5.68	5.47

Current yield (end of period)	NAV	Market price

Current dividend rate*	6.34%	6.58%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.54%	6.88%

10 years	100.01	101.76
Annual average	7.18	7.27

5 years	26.17	31.35
Annual average	4.76	5.61

3 years	79.77	88.47
Annual average	21.59	23.52

1 year	–2.66	–9.19

6 months	–5.61	–17.31

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/12 (Unaudited)

CORPORATE BONDS AND NOTES (30.7%)*	Principal amount		Value

Basic materials (2.2%)
Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$440,000	$426,800

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		695,000	688,050

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		620,000	669,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		430,000	462,250

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.546s, 2013 (Netherlands)		165,000	155,100

Dynacast International, LLC/Dynacast Finance, Inc. 144A
notes 9 1/4s, 2019		140,000	142,450

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		650,000	664,625

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		657,000	676,710

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		420,000	426,508

Grohe Holding GmbH 144A company guaranty sr. notes FRN
5.426s, 2017 (Germany)	EUR	721,000	883,594

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$141,000	134,655

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		375,000	374,063

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		661,000	725,448

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	270,000	365,976

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$445,000	463,913

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	553,000	622,748

Lyondell Chemical Co. company guaranty notes 11s, 2018		$1,073,063	1,175,004

Lyondell Chemical Co. company guaranty sr. notes 8s, 2017		338,000	376,870

LyondellBasell Industries NV 144A company
guaranty sr. notes 6s, 2021 (Netherlands)		500,000	543,750

Momentive Performance Materials, Inc. notes 9s, 2021		201,000	181,905

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		140,000	140,000

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		500,000	558,750

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		546,000	547,365

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	834,000	1,188,452

Pregis Corp. company guaranty notes FRN 6.245s, 2013	EUR	80,000	101,736

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$239,000	228,245

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	130,000	171,475

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.712s, 2015 (Germany)	EUR	339,000	435,141

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Basic materials cont.
Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$259,000	$261,752

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		341,000	386,183

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		732,000	858,270

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		550,000	573,375

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		291,000	334,359

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018 (Canada)		71,000	66,385

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		456,000	482,220

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		502,000	512,040

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		200,000	111,000

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		494,000	508,820

			17,625,587
Capital goods (1.7%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		466,000	478,815

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		225,000	241,313

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		53,000	54,590

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		244,000	249,490

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		80,000	82,200

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		132,000	145,530

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	105,964	113,240

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	190,000	252,449

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	130,000	172,728

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$689,000	754,455

Berry Plastics Corp. company guaranty notes FRN 4.421s, 2014		450,000	426,375

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		199,000	206,960

Berry Plastics Corp. notes 9 3/4s, 2021		56,000	58,520

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		345,000	355,350

Crown Americas, LLC/Crown Americas Capital Corp. III
company guaranty sr. unsec. notes 6 1/4s, 2021		330,000	358,875

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	100,000	136,512

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		$970,000	1,025,775

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	1,026,281

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		57,000	62,273

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		587,000	591,403

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		265,000	278,250

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Capital goods cont.
Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	350,000	$444,985

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	593,000	837,696

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 3/4s, 2016	EUR	843,000	1,151,237

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019		$160,000	168,000

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019		185,000	184,075

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s,
2021 (New Zealand)		120,000	113,700

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019		150,000	162,000

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A sr. unsec.
notes 9 7/8s, 2019		150,000	151,875

Ryerson, Inc. company guaranty sr. notes 12s, 2015		777,000	784,770

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		345,000	371,738

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		330,000	350,625

Terex Corp. sr. unsec. sub. notes 8s, 2017		137,000	138,370

Thermadyne Holdings Corp. company guaranty sr. notes
9s, 2017		742,000	779,100

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		273,000	294,158

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		665,000	728,175

			13,731,888
Communication services (4.0%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		170,000	178,075

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		200,000	223,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	438,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		311,000	337,435

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		296,000	307,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		237,000	251,220

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		347,000	369,555

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		195,000	196,950

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		620,000	593,650

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		1,445,000	1,361,913

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		550,000	523,875

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Communication services cont.
Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		$870,000	$896,100

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		1,110,000	1,176,600

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		160,000	174,000

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		755,000	792,750

Equinix, Inc. sr. unsec. notes 7s, 2021		305,000	332,450

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		140,000	141,050

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		1,586,000	1,572,123

Hughes Satellite Systems Corp. 144A sr. notes 6 1/2s, 2019		488,000	508,130

Hughes Satellite Systems Corp. 144A sr. unsec.
notes 7 5/8s, 2021		594,000	626,670

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		979,000	1,031,621

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda)		491,000	515,550

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		2,168,562	2,179,405

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		586,000	591,860

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		310,000	311,550

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)	EUR	305,000	415,975

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	245,000	331,913

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		$285,000	300,675

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014		529,000	542,225

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019		85,000	85,638

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
notes FRN 8 5/8s, 2020		332,000	340,300

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		131,000	142,135

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		945,000	999,338

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		234,000	226,395

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		839,000	954,363

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		195,000	199,388

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		616,000	672,210

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		371,000	414,593

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	410,000	555,627

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Communication services cont.
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		$359,000	$360,613

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014		140,000	140,629

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	160,588

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	411,035

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		235,000	256,150

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		405,000	438,413

Sprint Capital Corp. company guaranty 8 3/4s, 2032		79,000	66,360

Sprint Capital Corp. company guaranty 6 7/8s, 2028		110,000	81,538

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,450,000	2,278,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		330,000	291,225

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		385,000	414,838

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	145,000	195,420

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	183,379

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	136,356

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	678,000	940,841

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	489,000	674,125

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	677,000	913,737

Virgin Media Finance PLC company guaranty sr. unsec.
bonds 8 7/8s, 2019 (United Kingdom)	GBP	79,000	137,226

Wind Acquisition Finance SA 144A company guaranty sr. sec.
bonds 7 3/8s, 2018 (Luxembourg)	EUR	760,000	899,527

Wind Acquisition Holding company guaranty sr. notes
Ser. REGS, 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	235,597	227,074

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		$140,000	152,600

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		584,000	645,320

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		254,000	274,320

			32,091,221
Conglomerates (—%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		270,000	304,425

			304,425
Consumer cyclicals (5.4%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		60,000	59,550

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		50,000	42,250

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		955,000	816,525

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		$560,000	$497,000

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020		410,000	404,875

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		68,000	67,830

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		551,000	568,908

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022		335,000	335,419

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		167,000	171,593

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		600,000	642,000

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020		260,000	261,950

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015		172,000	149,640

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		164,000	129,560

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014		675,000	426,938

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020		235,000	252,038

Building Materials Corp. 144A sr. notes 7s, 2020		140,000	151,200

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		180,000	190,125

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		360,000	387,000

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec notes 10s, 2019		320,000	304,000

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		1,150,000	888,375

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		845,000	915,769

Carlson Wagonlit BV company guaranty sr. sec. notes FRN
Ser. REGS, 7.341s, 2015 (Netherlands)	EUR	506,000	608,884

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes 9 1/8s,
2018		$170,000	188,488

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		265,000	235,850

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016		265,000	225,250

Chester Downs & Marina, LLC 144A notes 9 1/4s, 2020		70,000	71,575

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021		705,000	669,750

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		100,000	105,250

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017		699,906	747,150

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		313,000	272,310

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		214,000	159,430

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		$1,083,000	$1,194,008

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		305,000	314,150

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	708,000	953,030

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		$540,000	506,250

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		262,000	276,083

DISH DBS Corp. company guaranty 7 1/8s, 2016		28,000	30,730

DISH DBS Corp. company guaranty 6 5/8s, 2014		1,214,000	1,305,050

DISH DBS Corp. company guaranty sr. unsec. notes
7 3/4s, 2015		274,000	305,510

DISH DBS Corp. company guaranty sr. unsec. notes
6 3/4s, 2021		443,000	482,870

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		695,000	676,756

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		890,000	920,905

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
5 7/8s, 2021		250,000	272,500

Gray Television, Inc. company guaranty sr. notes
10 1/2s, 2015		480,000	498,000

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		195,000	221,552

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		128,000	145,430

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		407,000	424,298

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		140,000	144,725

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		1,007,000	1,115,253

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		350,000	344,750

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		821,000	784,055

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	698,000	910,079

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	75,000	98,896

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$225,000	255,375

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		130,000	130,163

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,760,000	1,733,600

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		155,000	161,006

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		360,000	396,900

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	730,000	818,377

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		$460,000	531,821

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †		760,000	32,300

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)		$125,000	$127,813

MGM Resorts International company guaranty sr. notes 9s, 2020		240,000	270,600

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016		145,000	142,100

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015		471,000	471,000

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		1,195,000	1,093,425

Navistar International Corp. sr. notes 8 1/4s, 2021		684,000	735,300

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		315,000	305,944

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018		345,000	384,244

Nortek, Inc. company guaranty sr. unsec notes 10s, 2018		266,000	272,650

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		355,000	337,250

Owens Corning company guaranty sr. unsec. notes 9s, 2019		1,248,000	1,500,720

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		115,000	127,506

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		380,000	393,300

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		235,000	254,975

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		230,000	220,800

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		120,000	129,000

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		625,000	637,500

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	790,000	1,015,286

QVC Inc. 144A sr. notes 7 1/2s, 2019		$275,000	300,781

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		120,000	111,000

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		293,000	304,720

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		354,000	273,465

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		330,000	342,375

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		145,000	135,575

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		218,000	237,642

Sears Holdings Corp. company guaranty 6 5/8s, 2018		323,000	262,438

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		81,000	82,418

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		165,000	169,538

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		105,000	107,100

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017		135,000	144,619

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		607,000	675,288

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		45,000	46,125

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		$299,000	$85,963

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		96,000	57,600

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		581,000	318,098

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	235,000	315,713

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$800,000	874,000

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	50,000	62,022

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		$455,000	452,725

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		250,000	282,500

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		145,000	165,300

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		1,206,000	1,291,928

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		310,000	316,588

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		305,000	290,513

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		641,000	684,268

			43,740,619
Consumer staples (1.7%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2015	BRL	1,500,000	860,809

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		$275,000	300,438

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		730,000	754,638

Boparan Finance PLC 144A company guaranty sr. unsec.
unsub. bonds 9 3/4s, 2018 (United Kingdom)	EUR	135,000	164,715

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		$432,000	475,200

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		112,000	112,840

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		232,443	230,119

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		284,000	232,880

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		142,000	159,395

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		599,000	649,915

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		279,000	280,395

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		265,000	288,850

Dole Food Co. 144A sr. notes 8s, 2016		207,000	220,455

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	1,002,000	1,140,541

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Consumer staples cont.
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$380,000	$400,900

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	300,000	337,593

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		$13,000	13,081

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		155,000	165,850

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	360,000	495,921

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		$180,000	181,350

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		1,430,000	1,354,925

Landry’s, Inc. company guaranty sr. notes 11 5/8s, 2015		164,000	175,890

Libbey Glass, Inc. sr. notes 10s, 2015		114,000	121,980

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		165,000	170,775

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		500,000	540,000

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		620,000	632,400

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		643,000	638,178

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	138,750

Roadhouse Financing, Inc. notes 10 3/4s, 2017		270,000	253,800

Service Corporation International sr. notes 7s, 2019		180,000	194,400

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		130,000	152,750

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018		879,000	996,566

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019		430,000	440,750

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		120,000	139,200

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		51,000	53,550

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		447,000	468,233

			13,938,032
Energy (5.8%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		345,000	341,550

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		369,000	365,310

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		255,000	319,990

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		666,000	765,255

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		384,000	454,197

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		720,000	723,600

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019		465,000	466,163

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		582,000	586,365

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		150,000	97,500

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		115,000	119,025

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		814,000	818,070

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		325,000	355,875

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		$914,000	$952,845

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		5,000	5,238

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		1,150,000	1,293,750

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec notes 6 1/8s, 2022		145,000	147,538

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021		309,000	311,318

Complete Production Services, Inc. company guaranty 8s, 2016		770,000	803,688

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		515,000	553,625

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	510,290

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$293,000	317,539

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		1,667,000	1,800,360

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021		65,000	64,188

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		850,000	922,250

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		302,000	343,525

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021		225,000	242,438

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		945,000	826,875

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021		234,000	202,410

Forbes Energy Services Ltd. company guaranty sr. unsec
notes 9s, 2019		340,000	324,700

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 5/8s, 2018		420,000	447,300

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	855,434

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
notes 7.288s, 2037 (Russia)		575,000	623,875

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 9 1/4s, 2019 (Russia)		1,855,000	2,286,102

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)		485,000	511,675

Gazprom Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)		316,000	370,175

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Netherlands)		485,000	552,434

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019		451,000	441,980

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		1,043,000	1,095,150

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		790,000	790,988

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Energy cont.
Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021		$361,000	$344,755

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	222,000	360,123

James River Coal Co. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2019		$160,000	109,600

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021		175,000	178,938

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019		433,000	473,053

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)		1,080,000	1,136,700

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)		320,000	334,400

Milagro Oil & Gas company guaranty notes 10 1/2s, 2016		520,000	374,400

National JSC Naftogaz of Ukraine govt. guaranty unsec.
notes 9 1/2s, 2014 (Ukraine)		620,000	594,437

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		698,000	706,725

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)		375,000	415,313

Peabody Energy Corp. company guaranty 7 3/8s, 2016		1,146,000	1,274,925

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		44,000	46,200

Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)		340,000	381,650

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		325,000	364,813

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)		686,000	701,435

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)		960,000	1,149,245

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)		140,000	160,342

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		960,000	1,006,028

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		225,000	250,031

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)		5,035,000	3,472,791

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 1/2s, 2037 (Venezuela)		650,000	329,284

Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 3/8s, 2027 (Venezuela)		650,000	337,890

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)		600,000	503,520

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)		1,705,000	1,303,796

Petroleos de Venezuela SA 144A company
guaranty sr. notes 8 1/2s, 2017 (Venezuela)		300,000	237,750

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)		315,000	308,700

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Energy cont.
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 5 1/2s, 2021 (Mexico)		$800,000	$866,000

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018		539,000	587,510

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)		690,000	855,600

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		950,000	1,154,250

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		350,000	383,250

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018		290,000	313,200

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021		95,000	96,425

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018		1,344,000	1,391,040

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		190,000	199,500

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		135,000	136,350

Williams Cos., Inc. (The) notes 7 3/4s, 2031		158,000	191,251

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017		750,000	750,000

			46,791,810
Financials (5.1%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		309,000	282,735

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		335,000	345,050

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		117,000	117,000

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012		818,000	830,270

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2012		851,000	857,383

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		240,000	264,749

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		1,320,000	1,415,700

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.727s, 2014		85,000	79,503

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058		440,000	424,600

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)	BRL	855,000	508,929

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$1,350,000	1,354,192

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.257s, 2012		186,250	186,215

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		374,000	376,805

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		135,000	140,738

CIT Group, Inc. 144A bonds 7s, 2017		2,438,000	2,444,095

CIT Group, Inc. 144A bonds 7s, 2016		868,000	871,255

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		470,000	502,900

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		130,000	138,125

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Financials cont.
Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		$395,000	$385,125

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		500,000	372,500

Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	431,355

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)		399,000	287,280

HSBC Capital Funding LP bank guaranty jr. unsec.
sub. bonds FRB 5.13s, perpetual maturity (Jersey)	EUR	486,000	569,948

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$185,000	187,081

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		135,000	137,531

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		895,000	928,563

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		51,000	50,171

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		600,000	693,890

JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	37,500,000	753,868

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$641,000	661,833

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		1,330,000	1,246,731

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		525,000	627,375

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		2,425,000	2,872,510

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec notes 6 7/8s, 2021 R		177,000	183,638

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		300,000	328,500

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015		444,000	462,870

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		277,000	293,620

RBS Capital Trust III bank guaranty jr. unsec.
sub. notes FRN 5.512s, perpetual maturity (United Kingdom)		525,000	320,250

Royal Bank of Scotland Group PLC jr. sub. notes FRN
Ser. MTN, 7.64s, 2049 (United Kingdom)		600,000	416,302

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		775,000	815,688

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		500,000	500,000

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		1,160,000	1,160,000

Shinhan Bank 144A sr. unsec. bonds 6s, 2012 (South Korea)		257,000	261,460

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	365,364

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, perpetual
maturity (Cayman Islands)	EUR	182,000	197,896

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	400,000	486,730

Ukreximbank Via Biz Finance PLC sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		$425,000	380,974

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Financials cont.
USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.332s, 2014		$120,000	$110,400

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		590,000	598,538

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		1,100,000	1,112,100

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)		1,065,000	1,083,638

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		4,520,000	4,695,150

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		2,934,000	2,985,345

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		2,612,000	2,690,125

			40,794,593
Health care (1.6%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		325,000	325,813

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	477,125

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		$236,000	254,880

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		380,000	386,650

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	455,000	637,330

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	160,000	213,103

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$1,070,000	1,044,588

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		110,000	116,875

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		340,000	357,850

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		383,000	418,906

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		504,000	514,080

Endo Pharmaceutical Holdings, Inc. company
guaranty sr. unsec notes 7s, 2019		290,000	314,650

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		370,000	379,713

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	140,938

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		511,000	560,823

HCA, Inc. sr. notes 6 1/2s, 2020		1,580,000	1,676,775

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		450,000	480,375

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec notes 8 3/8s, 2019		865,000	832,563

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		345,000	376,050

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		640,000	616,800

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		329,569	329,981

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019		370,000	395,900

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		276,000	318,090

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	$471,000	$532,819

Tenet Healthcare Corp. 144A company guaranty notes
6 1/4s, 2018	455,000	476,613

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	70,000	71,138

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	170,000	174,038

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	70,000	71,488

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	16,000	10,440

		12,506,394
Technology (1.4%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	599,000	646,920

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015	51,000	48,833

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	377,000	360,978

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	166,000	161,850

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	310,000	278,225

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	718,000	644,405

Eagle Parent Inc. 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	275,000	275,000

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	258,000	290,250

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	172,000	188,340

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021	790,000	764,325

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	1,208,603	1,196,517

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	242,000	209,935

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	277,000	256,225

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	175,000	186,375

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	110,000	109,725

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	85,000	92,650

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	855,000	951,188

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	1,035,000	1,099,688

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	290,000	316,825

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	716,000	800,130

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	433,000	479,548

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	817,000	845,595

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	344,000	365,500

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	431,000	464,403

		11,033,430

CORPORATE BONDS AND NOTES (30.7%)* cont.	Principal amount		Value

Transportation (0.3%)
Aguila 3 SA company guaranty sr. notes Ser. REGS,
7 7/8s, 2018 (Luxembourg)	CHF	1,111,000	$1,225,057

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		$466,000	491,630

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018		655,000	711,494

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		294,000	151,410

			2,579,591
Utilities and power (1.5%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,140,000	1,279,650

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		310,000	342,550

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		380,000	410,400

Calpine Corp. 144A sr. notes 7 1/4s, 2017		995,000	1,039,775

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)		615,000	677,478

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †		1,160,000	710,500

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		289,000	193,630

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		135,000	118,125

Edison Mission Energy sr. unsec. notes 7.2s, 2019		292,000	164,980

Edison Mission Energy sr. unsec. notes 7s, 2017		44,000	25,520

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	177,177

El Paso Natural Gas Co. debs. 8 5/8s, 2022		577,000	731,354

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020		1,390,000	1,490,775

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020		784,000	844,760

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020		692,000	764,660

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		685,000	637,050

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	99,225

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		220,000	239,800

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2021		1,375,000	1,306,250

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		255,000	275,455

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		145,000	165,795

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		310,000	234,050

Vattenfall Treasury AB jr. unsec. sub. bonds FRB 5 1/4s,
2049 (Sweden)	EUR	364,000	486,019

			12,414,978

Total corporate bonds and notes (cost $245,786,420)			$247,552,568

MORTGAGE-BACKED SECURITIES (23.7%)*	Principal amount	Value

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.466s, 2046	$4,961,434	$2,183,031

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	318,946	239,210
Ser. 01-1, Class K, 6 1/8s, 2036	718,000	110,713
Ser. 07-5, Class XW, IO, 0.592s, 2051	203,620,161	3,244,280

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount		Value

Banc of America Funding Corp. FRB Ser. 07-B, Class A1,
0.491s, 2047		$2,934,205	$1,672,497

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.87s, 2046		41,567,303	1,698,414
Ser. 09-RR7, Class 2A7, IO, 1.584s, 2047		98,366,286	4,092,038
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047		108,650,356	2,683,664
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046		114,815,767	2,835,949

Barclays Capital, LLC Trust FRB Ser. 07-AA2, Class 12A1,
0.486s, 2047		3,401,206	1,598,567

Bear Stearns Asset Backed Securities Trust
FRB Ser. 06-IM1, Class A3, 0.556s, 2036		2,741,125	575,636
FRB Ser. 06-IM1, Class A1, 0.506s, 2036		2,715,577	1,317,055

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046		17,873,855	448,634
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047		10,757,157	219,446
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046		24,374,086	433,859
Ser. 07-AR3, Class 1X, IO, 0 1/2s, 2037		12,268,164	196,291
FRB Ser. 06-AR2, Class 1A1, 0.476s, 2046		2,551,098	1,224,527
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036		12,768,668	173,654

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR1,
Class A3, 0.496s, 2037		5,257,474	2,628,737

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.089s, 2044		64,187,074	244,600

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	713,029	786,514
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	444,138	524,905

Countrywide Alternative Loan Trust
FRB Ser. 05-84, Class 4A1, 5.666s, 2036		$9,969,634	5,732,540
FRB Ser. 05-38, Class A1, 1.697s, 2035		2,331,946	1,305,890
FRB Ser. 07-OA11, Class A1A, 1.577s, 2047		2,967,422	1,491,129
FRB Ser. 05-38, Class A3, 0.626s, 2035		3,330,576	1,781,858
FRB Ser. 06-OA6, Class 1A1A, 0.486s, 2046		2,346,499	1,214,313
FRB Ser. 07-OA4, Class A1, 0.446s, 2047		6,258,892	3,645,804
FRB Ser. 06-HY11, Class A1, 0.396s, 2036		3,811,098	1,867,438

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.581s, 2035		175,878	30,318
FRB Ser. 05-R3, Class AF, 0.676s, 2035		172,859	139,151

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		691,000	214,210

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 1A3, 0.606s, 2036		11,781,991	4,123,697
FRB Ser. 06-AR3, Class A1, 0.466s, 2036		2,120,402	943,579

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	530,600

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.935s, 2014 (United Kingdom)	GBP	47,565	44,972

Fannie Mae Grantor Trust Ser. 00-T6, IO, 0.775s, 2030		$4,293,388	85,146

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.442s, 2032	$564,885	$857,197
IFB Ser. 3408, Class EK, 24.628s, 2037	366,314	586,984
IFB Ser. 2979, Class AS, 23.211s, 2034	194,778	263,850
IFB Ser. 3072, Class SM, 22.735s, 2035	591,504	916,429
IFB Ser. 3072, Class SB, 22.588s, 2035	529,819	817,432
IFB Ser. 3031, Class BS, 16.001s, 2035	806,737	1,008,422
IFB Ser. 3951, Class CS, IO, 6.46s, 2026	13,713,931	2,383,618
IFB Ser. 3727, Class PS, IO, 6.41s, 2038	6,654,814	743,226
IFB Ser. 3287, Class SE, IO, 6.41s, 2037 F	2,711,382	343,845
IFB Ser. 3485, Class SI, IO, 6.272s, 2036	703,018	97,473
IFB Ser. 3677, Class SA, IO, 6.26s, 2040	19,338,244	2,034,963
IFB Ser. 3852, Class TB, 5.71s, 2041	3,730,994	3,930,975
IFB Ser. 3768, Class PS, IO, 5.71s, 2036	14,286,671	1,677,337
Ser. 3645, Class ID, IO, 5s, 2040	2,474,068	218,807
Ser. 3653, Class KI, IO, 5s, 2038	5,419,918	453,051
Ser. 3632, Class CI, IO, 5s, 2038	2,761,312	230,818
Ser. 3626, Class DI, IO, 5s, 2037	1,875,524	83,029
Ser. 3740, Class IP, IO, 5s, 2037	12,195,377	1,084,291
Ser. 3623, Class CI, IO, 5s, 2036	1,710,092	128,257
Class PI, IO, 4 1/2s, 2042 ∆	5,421,000	781,166
Ser. 3747, Class HI, IO, 4 1/2s, 2037	1,415,643	161,437
Ser. 3738, Class MI, IO, 4s, 2034	14,891,146	1,190,770
Ser. 3736, Class QI, IO, 4s, 2034	18,025,959	664,707
Ser. 3751, Class MI, IO, 4s, 2034	19,788,053	952,597
Ser. 3740, Class KI, IO, 4s, 2033	9,520,855	388,546
Ser. 3707, Class HI, IO, 4s, 2023	2,333,021	79,463
Ser. 3707, Class KI, IO, 4s, 2023	3,849,654	95,625
Ser. T-57, Class 1AX, IO, 0.43s, 2043	5,628,432	63,320
Ser. 3124, Class DO, PO, zero %, 2036	37,847	33,730
FRB Ser. 3326, Class WF, zero %, 2035	23,744	20,182
FRB Ser. 3030, Class EF, zero %, 2035	31,401	31,133
FRB Ser. 3412, Class UF, zero %, 2035	4,554	4,540
FRB Ser. 3007, Class LU, zero %, 2035	16,735	13,986

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.242s, 2036	746,806	1,310,431
IFB Ser. 07-53, Class SP, 23.187s, 2037	513,545	802,700
IFB Ser. 08-24, Class SP, 22.27s, 2038	454,133	658,492
IFB Ser. 05-75, Class GS, 19.421s, 2035	572,183	824,936
IFB Ser. 05-83, Class QP, 16.676s, 2034	578,271	796,776
IFB Ser. 10-135, Class SP, IO, 6.324s, 2040	7,363,680	1,141,370
IFB Ser. 11-51, Class SJ, IO, 6.274s, 2041	8,168,503	1,384,888
IFB Ser. 404, Class S13, IO, 6.124s, 2040	13,404,776	1,951,788
IFB Ser. 10-35, Class SG, IO, 6.124s, 2040	10,779,677	1,922,663
IFB Ser. 11-51, Class SM, IO, 5.574s, 2041	13,663,534	1,942,955
Ser. 374, Class 6, IO, 5 1/2s, 2036	2,254,589	281,170
IFB Ser. 10-46, Class WS, IO, 5.474s, 2040	10,420,865	1,154,840
Ser. 10-21, Class IP, IO, 5s, 2039	5,307,765	617,028
Ser. 10-92, Class CI, IO, 5s, 2039	2,917,757	268,069
Ser. 398, Class C5, IO, 5s, 2039	1,963,433	225,795
Ser. 10-13, Class EI, IO, 5s, 2038	1,266,247	72,402

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 378, Class 19, IO, 5s, 2035	$5,800,225	$696,027
Ser. 366, Class 22, IO, 4 1/2s, 2035	2,040,007	165,567
Ser. 406, Class 2, IO, 4s, 2041	8,230,689	962,168
Ser. 406, Class 1, IO, 4s, 2041	5,226,293	610,954
Ser. 03-W10, Class 1, IO, 1.442s, 2043	1,076,429	48,439
Ser. 99-51, Class N, PO, zero %, 2029	63,618	60,529
FRB Ser. 05-45, Class FG, zero %, 2035	26,139	25,355
IFB Ser. 06-48, Class FG, zero %, 2036	16,652	16,618

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.092s, 2020 F	5,396,969	135,227

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	891,000	471,993

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	124,920	108,681

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.786s, 2041	7,644,442	8,362,943
IFB Ser. 11-56, Class SG, 6.776s, 2041	4,361,868	4,832,906
IFB Ser. 10-151, Class SL, IO, 6.419s, 2039	3,582,062	614,216
IFB Ser. 11-37, Class SB, IO, 6.419s, 2038	8,966,756	1,132,053
IFB Ser. 10-142, Class SA, IO, 6.415s, 2039	6,855,162	845,113
IFB Ser. 10-85, Class AS, IO, 6.369s, 2039	6,729,898	972,681
IFB Ser. 10-85, Class SD, IO, 6.369s, 2038	1,179,729	187,164
IFB Ser. 11-37, Class SD, IO, 6.369s, 2038	11,536,433	1,903,511
IFB Ser. 10-163, Class SI, IO, 6.34s, 2037	9,492,486	1,613,723
IFB Ser. 11-11, Class PS, IO, 6.319s, 2040	964,342	146,831
IFB Ser. 10-47, Class HS, IO, 6.319s, 2039	3,921,045	637,836
IFB Ser. 10-157, Class SN, IO, 6.267s, 2038	6,617,577	1,018,313
IFB Ser. 10-120, Class SB, IO, 5.919s, 2035	2,446,149	245,422
IFB Ser. 10-20, Class SC, IO, 5.869s, 2040	620,918	96,342
IFB Ser. 11-79, Class AS, IO, 5.829s, 2037	7,596,502	688,776
IFB Ser. 11-50, Class PS, IO, 5.819s, 2041 F	6,233,073	939,167
IFB Ser. 10-115, Class SN, IO, 5.819s, 2038	3,449,132	510,023
IFB Ser. 10-116, Class SL, IO, 5.769s, 2039	3,497,036	574,668
IFB Ser. 11-70, Class SM, IO, 5.6s, 2041	5,451,000	1,516,196
IFB Ser. 11-70, Class SH, IO, 5.6s, 2041	5,599,000	1,569,120
Ser. 11-81, Class MI, IO, 5s, 2040	2,854,179	442,626
Ser. 10-68, Class MI, IO, 5s, 2039	2,487,750	337,364
IFB Ser. 11-12, Class IB, IO, 4.505s, 2040	4,180,909	410,147
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	4,125,827	496,007
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	1,023,837	175,924
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	4,093,600	537,776
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	11,669,275	1,619,812
Ser. 11-70, PO, zero %, 2041	12,591,865	10,244,742
Ser. 06-36, Class OD, PO, zero %, 2036	27,570	25,668

Greenpoint Mortgage Funding Trust
Ser. 06-AR3, Class 4X, IO, 1s, 2036	12,373,949	445,462
FRB Ser. 06-AR1, Class GA1B, 0.446s, 2036	3,171,946	1,633,552

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.407s, 2039	143,360,108	2,553,244

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

Harborview Mortgage Loan Trust
FRB Ser. 05-7, Class 1A1, 3.068s, 2045	$9,178,931	$4,566,518
FRB Ser. 05-16, Class 3A1A, 0.531s, 2036	3,080,488	1,723,841

IndyMac Index Mortgage Loan Trust
FRB Ser. 06-AR25, Class 3A1, 2.841s, 2036	1,905,191	809,706
FRB Ser. 06-AR39, Class A1, 0.456s, 2037	8,243,444	4,379,329
FRB Ser. 06-AR35, Class 2A1A, 0.446s, 2037	2,950,462	1,348,863
FRB Ser. 06-AR15, Class A1, 0.396s, 2036 F	2,966,279	1,334,200

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.476s, 2037	4,210,945	1,810,706
FRB Ser. 06-A7, Class 1A1, 0.436s, 2036	2,306,272	1,107,011
FRB Ser. 06-A6, Class 1A1, 0.436s, 2036	1,727,038	913,776
FRB Ser. 07-A1, Class 1A1A, 0.416s, 2037 F	1,670,591	584,433

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.201s, 2051	125,774,502	1,324,280

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	433,032
Ser. 98-C4, Class J, 5.6s, 2035	965,000	1,010,259

LB-UBS Commercial Mortgage Trust 144A Ser. 02-C2, Class K,
6.529s, 2035 F	1,440,000	1,425,687

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.406s, 2037	1,535,308	744,624

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
PO, 0.8s, 2047	9,622,310	298,292

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.433s, 2028 F	667,662	15,024

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.531s, 2037	993,800	74,535
Ser. 07-C5, Class X, IO, 4.34s, 2049	4,226,628	316,997

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	2,822,400

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.987s, 2012	1,905	—

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	285,000	14,250

Residential Accredit Loans, Inc.
Ser. 06-Q07, Class X3, IO, 1 1/2s, 2046	15,389,436	787,939
Ser. 06-Q07, Class X1, IO, 0.9s, 2046	10,368,085	326,595
FRB Ser. 06-QO3, Class A2, 0.536s, 2046	9,093,910	3,546,625

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	376,000	376,000

Structured Adjustable Rate Mortgage Loan Trust FRB
Ser. 07-4, Class 1A1, 0.516s, 2037	1,762,442	704,977

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	24,530,840	912,547
Ser. 06-AR3, Class 12X, IO, 1s, 2036	8,387,560	306,985
Ser. 06-AR7, Class X, IO, 0.9s, 2036	60,293,988	1,724,408
Ser. 06-AR4, Class 5X, IO, 0.8s, 2036	6,295,310	164,308
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	8,515,749	177,128
Ser. 06-AR8, Class X, IO, 0.4s, 2036	38,238,397	497,099

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.913s, 2045	7,361,166	1,325,010
Ser. 07-4, Class 1A4, IO, 1s, 2045	10,145,364	418,496

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.51s, 2035	$1,661,228	$242,804
Ser. 05-RF3, Class 1A, IO, 5.189s, 2035	1,445,261	246,033
FRB Ser. 05-RF3, Class 1A, 0.626s, 2035	1,445,261	1,040,588
FRB Ser. 05-RF1, Class A, 0.626s, 2035	1,661,228	1,196,084

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.544s, 2046	34,071,024	524,694

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.444s, 2036	3,614,621	1,427,775

Washington Mutual Mortgage Pass-Through
Certificates
FRB Ser. 06-AR9, Class 2A, 1.048s, 2046	7,454,991	2,981,996
FRB Ser. 07-0C2, Class A3, 0.604s, 2037 F	2,145,153	1,050,633
FRB Ser. 07-0C2, Class A1, 0.376s, 2037	6,183,201	3,153,433

Total mortgage-backed securities (cost $192,980,596)		$190,801,181

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038	$1,750,023	$1,981,970

		1,981,970
U.S. Government Agency Mortgage Obligations (19.7%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	635,098	659,137

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, April 1, 2016	9,047	9,583
3 1/2s, December 1, 2040	429,489	446,585
3 1/2s, TBA, February 1, 2042	152,000,000	157,925,629

		159,040,934

Total U.S. government and agency mortgage obligations (cost $160,103,375)		$161,022,904

ASSET-BACKED SECURITIES (8.7%)*	Principal amount	Value

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-HE9,
Class 1A2, 0.426s, 2036	$7,000,000	$2,940,000

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.151s, 2034	79,080	24,976

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.346s, 2037	881,674	343,853

Conseco Finance Securitizations Corp.
Ser. 02-1, Class M1F, 7.954s, 2033	1,584,000	1,738,557
FRB Ser. 02-1, Class M1A, 2.345s, 2033	4,468,000	3,778,471
FRB Ser. 01-4, Class M1, 2.045s, 2033	573,000	318,077

Countrywide Asset Backed Certificates
FRB Ser. 07-3, Class 2A2, 0.446s, 2047	2,977,000	2,151,335
FRB Ser. 06-25, Class 2A2, 0.396s, 2047	1,620,292	1,417,756
FRB Ser. 07-1, Class 2A2, 0.376s, 2037	2,235,000	1,834,108

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038	943,724	37,749

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF11, Class 2A3, 0.426s, 2036	2,518,575	1,297,066

ASSET-BACKED SECURITIES (8.7%)* cont.	Principal amount		Value

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 4.13s, 2043	EUR	2,002,000	$1,901,973
FRB Ser. 03-2, Class 3C, 3.52s, 2043	GBP	746,898	854,827

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,682,107	845,259
Ser. 94-4, Class B2, 8.6s, 2019		603,361	284,359
Ser. 93-1, Class B, 8.45s, 2018		247,829	179,205
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	1,075,000
Ser. 97-6, Class M1, 7.21s, 2029		1,842,000	1,602,805
Ser. 95-F, Class B2, 7.1s, 2021		14,509	14,112

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.576s, 2036		5,566,386	2,671,865
FRB Ser. 05-14, Class 2A2, 0.526s, 2035		7,749,091	3,797,055
FRB Ser. 05-11, Class 3A4, 0.526s, 2035		2,635,045	2,055,335
FRB Ser. 07-3, Class A4A, 0.496s, 2047		3,547,771	1,401,369
FRB Ser. 06-1, Class A2, 0.496s, 2036 F		2,567,528	1,065,025
FRB Ser. 07-4, Class A2, 0.476s, 2037		1,836,631	697,920
FRB Ser. 06-8, Class 2A2, 0.456s, 2036		19,261,268	7,704,507
FRB Ser. 06-11, Class 2A2, 0.436s, 2036		3,212,263	1,317,028
FRB Ser. 06-12, Class A2A, 0.426s, 2036 F		2,158,519	949,304
FRB Ser. 06-8, Class 2A1, 0.336s, 2036 F		3,774,472	1,358,174
FRB Ser. 06-12, Class A1, 0.326s, 2036		4,150,207	1,618,996
FRB Ser. 07-3, Class 2A1A, 0.198s, 2047		2,596,970	1,168,637

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.276s, 2030		771,933	21,228

Lehman XS Trust FRB Ser. 05-6, Class 1A4, 0.656s, 2035		2,700,000	904,500

Long Beach Mortgage Loan Trust FRB Ser. 06-5, Class 2A3,
0.426s, 2036		4,271,761	1,537,834

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.446s, 2037		2,259,495	951,812

Merrill Lynch First Franklin Mortgage Loan Trust FRB
Ser. 07-3, Class A2B, 0.406s, 2037		5,527,917	3,233,832

Merrill Lynch Mortgage Investors Trust FRB Ser. 06-HE5,
Class A2B, 0.386s, 2037		3,197,407	1,669,646

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		185,884	188,001

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.476s, 2034		98,674	26,842

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		1,287,333	1,145,726
Ser. 95-B, Class B1, 7.55s, 2021		241,084	183,860
Ser. 01-D, Class A4, 6.93s, 2031		1,039,601	790,097
Ser. 01-E, Class A4, 6.81s, 2031		1,918,634	1,534,908
Ser. 01-C, Class A2, 5.92s, 2017		1,787,151	837,727

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.436s, 2037		267,585	173,360

Residential Asset Securities Corp. Ser. 01-KS3, Class AII,
0.736s, 2031		2,281,058	1,703,431

Structured Asset Securities Corp.
FRB Ser. 06-BC5, Class A4, 0.446s, 2036 F		6,000,000	1,642,500
FRB Ser. 06-BC2, Class A3, 0.426s, 2036		8,641,828	4,882,633

ASSET-BACKED SECURITIES (8.7%)* cont.	Principal amount		Value

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		$997,815	$119,738

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		756,000	374,144

Total asset-backed securities (cost $82,323,791)			$70,366,522

FOREIGN GOVERNMENT BONDS AND NOTES (7.8%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$1,665,000	$1,475,007

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		1,136,000	1,132,115

Argentina (Republic of) sr. unsec. bonds FRB 0.629s, 2013		3,113,000	742,388

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		13,260,000	12,961,252

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	4,110,000	949,820

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		$2,827,677	2,269,211

Brazil (Federal Republic of) unsec. notes 10s, 2017	BRL	3,500	1,950,473

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	2,365	1,362,755

Chile (Republic of) notes 5 1/2s, 2020	CLP	397,500,000	842,294

Croatia (Republic of) 144A sr. unsec. unsub. notes
6 3/8s, 2021		$620,000	571,950

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013	INR	53,200,000	1,041,328

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$1,590,000	1,759,494

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		340,000	312,477

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		22,000	20,411

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		1,305,000	1,942,858

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		920,000	1,253,500

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		460,000	499,482

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		1,555,000	1,914,718

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	22,650,000	706,260

Iraq (Republic of) 144A bonds 5.8s, 2028		$1,275,000	988,125

Peru (Republic of) bonds 6.95s, 2031	PEN	5,885,000	2,294,056

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		$55,945	66,599

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		4,686,605	5,579,121

Sri Lanka (Republic of) 144A notes 7.4s, 2015		440,000	465,489

Turkey (Republic of) bonds 16s, 2012	TRY	385,000	217,794

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		$3,785,000	4,283,522

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes
8 3/8s, 2017		425,000	350,625

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		1,900,000	1,893,692

Ukraine (Government of) 144A bonds 7 3/4s, 2020		1,490,000	1,303,750

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		2,030,000	1,826,696

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		3,365,000	3,264,050

United Mexican States sr. unsec. notes 5 3/4s, 2110		1,120,000	1,173,200

Venezuela (Republic of) bonds 8 1/2s, 2014		310,000	298,753

FOREIGN GOVERNMENT BONDS AND NOTES (7.8%)* cont.	Principal amount/units	Value

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027	$300,000	$230,793

Venezuela (Republic of) unsec. notes 10 3/4s, 2013	2,510,000	2,601,791

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018	2,215,000	2,254,095

Total foreign government bonds and notes (cost $61,781,360)		$62,799,944

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)*	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	$1,774,702	$158,806

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	1,774,702	100,874

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.8625% versus the three month
USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	5,860,000	105,773

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.855 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	5,860,000	103,312

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	2,266,000	90,323

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	2,266,000	56,514

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.3675% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	8,182,000	346,017

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.27% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.27	8,182,000	300,034

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.13375% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	893,000	26,335

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	4,711,000	446,744

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	4,711,000	289,397

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.845 versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	$5,860,000	$99,503

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.835 versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	5,860,000	95,635

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	2,266,000	87,309

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	2,266,000	52,752

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.34375% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	8,182,000	334,480

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.2475% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	8,182,000	288,743

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.1125% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	893,000	25,049

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.82% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	5,860,000	91,533

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.3175% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	8,182,000	320,325

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.225% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	8,182,000	276,143

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	2,266,000	83,661

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	2,266,000	48,719

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.193% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	15,237,000	486,213

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.085% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	$893,000	$23,441

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	2,266,000	80,488

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	2,266,000	45,025

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.064% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064	893,000	22,039

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	4,711,000	393,039

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	4,711,000	234,938

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.169% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	15,237,000	458,481

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9475% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	42,961,000	802,511

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	2,266,000	76,319

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	2,266,000	40,652

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.73% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73	21,595,000	1,478,178

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 2.73% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73	21,595,000	149,437

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.042% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042	893,000	20,414

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.144% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	$15,237,000	$429,379

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 3.37% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	33,939,791	4,178,667

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed
rate of 3.37% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	33,939,791	60,413

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 3.52% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	28,283,159	3,862,914

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 3.36% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	28,283,159	3,459,596

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed
rate of 3.36% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	28,283,159	49,496

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed
rate of 3.52% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	28,283,159	35,637

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	11,313,264	1,535,549

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	11,313,264	14,028

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 3.5375% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	28,283,159	3,916,935

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.1825% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	5,814,000	175,350

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.5375% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	28,283,159	31,960

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	15,899,614	2,207,343

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	$15,899,614	$17,172

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	28,466,127	3,825,847

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	28,466,127	33,305

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	5,860,000	46,821

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	5,860,000	46,821

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	5,860,000	46,821

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	5,860,000	46,821

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed
rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	5,860,000	46,821

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	2,266,000	72,081

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	2,266,000	35,622

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	28,188,000	719,358

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	28,188,000	719,358

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	28,188,000	734,579

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.055% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.055	$3,183,000	$71,808

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.122% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	15,237,000	397,686

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	5,860,000	42,133

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	5,860,000	42,133

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	5,860,000	42,133

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	5,860,000	42,133

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 1.683% versus the three month
USD-LIBOR-BBA June 2022.	Jun-12/1.683	5,860,000	42,133

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	2,266,000	67,731

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	2,266,000	30,682

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.03% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.03	3,183,000	64,424

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	4,711,000	324,399

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	4,711,000	163,095

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.096% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	15,237,000	362,031

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	$2,266,000	$62,224

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	2,266,000	24,949

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.074% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.074	15,237,000	325,767

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.005% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.005	3,183,000	56,084

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.35% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	5,814,000	230,060

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	5,860,000	58,131

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	5,860,000	58,131

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	5,860,000	58,131

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	5,860,000	58,131

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA April 2022.	Apr-12/1.861	5,860,000	58,131

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 2.3475% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.3475	10,361,000	405,219

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	2,266,000	56,378

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 2.3475% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.3475	10,361,000	42,273

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	$2,266,000	$18,491

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	28,010,000	438,637

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	28,010,000	438,637

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	28,010,000	338,641

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	28,010,000	338,641

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	28,010,000	338,641

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	28,010,000	338,641

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	28,010,000	338,641

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	28,010,000	338,641

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.985% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.985	3,183,000	47,331

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 2.015% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.015	5,585,000	89,472

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 1.765% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.765	13,964,000	79,734

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.075% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/2.075	21,946,000	406,659

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.075% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/2.075	$21,946,000	$158,450

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 0.52% versus the three month
USD-LIBOR-BBA maturing March 2014.	Mar-12/0.52	63,127,000	65,021

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed
rate of 0.52% versus the three month
USD-LIBOR-BBA maturing March 2014.	Mar-12/0.52	63,127,000	62,496

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.869% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/1.869	5,860,000	44,595

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 1.869% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/1.869	5,860,000	44,595

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed
rate of 1.869% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/1.869	5,860,000	44,595

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.869% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/1.869	5,860,000	44,595

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed
rate of 1.869% versus the three month
USD-LIBOR-BBA March 2022.	Mar-12/1.869	5,860,000	44,595

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 2.3225% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/2.3225	10,361,000	379,834

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 2.3225% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/2.3225	10,361,000	16,163

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed
rate of 1.96% versus the three month
USD-LIBOR-BBA maturing March 2022.	Mar-12/1.96	3,183,000	34,281

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8025% versus the three month
USD-LIBOR-BBA maturing March 2042.	Mar-12/2.8025	4,711,000	218,779

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8025% versus the three month
USD-LIBOR-BBA maturing March 2042.	Mar-12/2.8025	4,711,000	56,438

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.86% versus the three month
USD-LIBOR-BBA maturing March 2017.	Mar-12/1.86	$24,567,019	$1,006,265

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 1.86% versus the three month
USD-LIBOR-BBA maturing March 2017.	Mar-12/1.86	24,567,019	25

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.0525% versus the three month
USD-LIBOR-BBA maturing February 2022.	Feb-12/2.0525	21,946,000	321,070

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.0525% versus the three month
USD-LIBOR-BBA maturing February 2022.	Feb-12/2.0525	21,946,000	71,544

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 2.30% versus the three month
USD-LIBOR-BBA maturing February 2022.	Feb-12/2.30	10,361,000	363,153

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 2.30% versus the three month
USD-LIBOR-BBA maturing February 2022.	Feb-12/2.30	10,361,000	1,036

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.24% versus the three month
USD-LIBOR-BBA maturing February 2022.	Feb-12/2.24	9,301,000	275,403

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a fixed
rate of 2.24% versus the three month
USD-LIBOR-BBA maturing February 2022.	Feb-12/2.24	9,301,000	651

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 0.62% versus the three month
USD-LIBOR-BBA maturing February 2014.	Feb-12/0.62	59,256,000	122,067

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 0.62% versus the three month
USD-LIBOR-BBA maturing February 2014.	Feb-12/0.62	59,256,000	593

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.81% versus the three month
USD-LIBOR-BBA maturing February 2017.	Feb-12/1.81	33,906,055	1,346,409

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a fixed
rate of 1.81% versus the three month
USD-LIBOR-BBA maturing February 2017.	Feb-12/1.81	33,906,055	34

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed
rate of 0.555% versus the three month
USD-LIBOR-BBA maturing February 2014.	Feb-12/0.555	52,840,756	39,631

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed
rate of 0.555% versus the three month
USD-LIBOR-BBA maturing February 2014.	Feb-12/0.555	$52,840,756	$529

Total purchased options outstanding (cost $35,949,389)			$45,987,634

SENIOR LOANS (2.3%)* [c]	Principal amount	Value

Basic materials (0.1%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	$203,975	$201,935

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	125,321	129,707

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2,
7.501s, 2013	118,159	122,295

Momentive Performance Materials, Inc. bank term loan FRN
3.813s, 2013	369,171	361,326

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	203,462	200,326

		1,015,589
Capital goods (—%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	135,000	134,460

		134,460
Communication services (0.3%)
Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.83s, 2016	1,455,399	1,444,275

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	11,793	11,763

Insight Midwest Holdings, LLC bank term loan FRN Ser. B,
2.05s, 2014	204,050	202,836

Intelsat SA bank term loan FRN 3.296s, 2014 (Luxembourg)	885,000	865,088

Level 3 Financing, Inc. bank term loan FRN 2.745s, 2014	35,000	34,016

		2,557,978
Consumer cyclicals (1.0%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	176,754	177,416

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	110,113	109,857

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B1, 3.418s, 2015	625,000	561,524

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3 3/8s, 2015	724,196	652,293

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	571,188	568,154

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.55s, 2014	667,323	590,104

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.946s, 2016	1,003,622	800,958

Compucom Systems, Inc. bank term loan FRN 3.8s, 2014	200,176	191,169

Federal Mogul Corp. bank term loan FRN Ser. B, 2.235s, 2014	87,104	83,228

Federal Mogul Corp. bank term loan FRN Ser. C, 2.22s, 2015	44,441	42,463

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.55s, 2014	425,048	115,959

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.3s, 2014	454,999	124,130

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.3s, 2014	169,776	46,317

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.3s, 2014 ‡‡	199,355	186,895

SENIOR LOANS (2.3%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.3s, 2014	$113,479	$106,387

Goodman Global, Inc. bank term loan FRN 9s, 2017	271,091	272,141

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	416,710	417,488

Michaels Stores, Inc. bank term loan FRN Ser. B, 2 7/8s, 2013	210,712	209,825

National Bedding Company, LLC bank term loan FRN Ser. B,
4 1/8s, 2013	149,074	148,701

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	370,000	363,063

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	92,093	90,827

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	1,291,581	476,450

Realogy Corp. bank term loan FRN Ser. B, 4.691s, 2016	800,784	745,129

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.851s, 2014	523,773	513,392

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.8s, 2014	52,180	51,146

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014	670,438	428,745

Univision Communications, Inc. bank term loan FRN 4.546s, 2017	345,227	324,585

		8,398,346
Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 3.069s, 2014	537,394	491,447

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	258,700	252,168

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	562,175	559,533

Rite Aid Corp. bank term loan FRN Ser. B, 2.047s, 2014	179,586	174,797

West Corp. bank term loan FRN Ser. B2, 2.702s, 2013	44,736	44,546

West Corp. bank term loan FRN Ser. B5, 4.539s, 2016	108,804	108,634

		1,631,125
Energy (0.2%)
Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	323,488	322,160

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	258,263	255,071

Samson Investment Co. bank term loan FRN 8s, 2018	1,145,000	1,145,000

		1,722,231
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	395,000	367,350

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	163,243	163,243

		530,593
Health care (0.3%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	517,205	516,559

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	416,850	415,417

Grifols SA bank term loan FRN Ser. B, 6s, 2017 (Spain)	233,825	234,332

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	620,313	612,559

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	320,639	313,291

		2,092,158
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.795s, 2017	1,360,286	838,702

		838,702

Total senior loans (cost $21,191,365)		$18,921,182

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	440	$354,296

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	28,680	636,409

Total preferred stocks (cost $881,238)		$990,705

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$345,000	$548,274

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	350,000	407,750

Total convertible bonds and notes (cost $695,000)		$956,024

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	9,017	$361,244

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	1,477	517

Lucent Technologies Capital Trust I 7.75% cv. pfd.	407	278,795

Total convertible preferred stocks (cost $2,242,405)		$640,556

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$0.01	117	$2,048

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 1.00	960	41,707

Total warrants (cost $35,777)				$43,755

COMMON STOCKS (—%)*	Shares	Value

Bohai Bay Litigation, LLC (Escrow) F	1,327	$4,141

Magellan Health Services, Inc. †	304	14,841

Trump Entertainment Resorts, Inc.	224	448

Vertis Holdings, Inc. F	1,450	15

Total common stocks (cost $27,390)		$19,445

SHORT-TERM INVESTMENTS (39.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.08% [e]	126,539,885	$126,539,885

Straight-A Funding, LLC commercial paper with an effective
yield of 0.128%, February 16, 2012	$8,800,000	8,799,523

Straight-A Funding, LLC commercial paper with an effective
yield of 0.188%, April 16, 2012	15,000,000	14,997,303

U.S. Treasury Bills with an effective yield of 0.098%,
April 5, 2012 # ##	7,000,000	6,999,440

U.S. Treasury Bills with an effective yield of 0.090%,
November 15, 2012 ##	1,690,000	1,688,683

U.S. Treasury Bills with an effective yield of 0.087%,
October 18, 2012 ##	35,685,000	35,661,162

U.S. Treasury Bills with an effective yield of 0.013%,
February 16, 2012 ##	5,000,000	4,999,973

U.S. Treasury Bills with effective yields ranging from
0.088% to 0.131%, May 3, 2012 # ##	34,508,000	34,503,134

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.111%, July 26, 2012 # ##	35,312,000	35,298,193

U.S. Treasury Bills with effective yields ranging from
0.077% to 0.094%, August 23, 2012 # ##	30,707,000	30,692,230

SHORT-TERM INVESTMENTS (39.1%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.070% to 0.085%, June 28, 2012 ##	$11,658,000	$11,654,642

U.S. Treasury Bills with effective yields ranging from
0.010% to 0.050%, February 9, 2012 ##	3,200,000	3,199,991

Total short-term investments (cost $315,021,777)		$315,034,159

TOTAL INVESTMENTS

Total investments (cost $1,119,019,883)		$1,115,136,579

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira

Key to holding’s abbreviations
ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $806,470,946.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $541,277,080 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	2/15/12	$747,901	$727,265	$(20,636)

	Brazilian Real	Buy	2/15/12	758,781	724,525	34,256

	British Pound	Sell	2/15/12	1,069,544	1,057,917	(11,627)

	Canadian Dollar	Sell	2/15/12	1,972,636	1,955,602	(17,034)

	Chilean Peso	Buy	2/15/12	125,449	120,124	5,325

	Czech Koruna	Buy	2/15/12	534,994	519,830	15,164

	Czech Koruna	Sell	2/15/12	534,994	530,474	(4,520)

	Euro	Buy	2/15/12	6,611,434	6,587,522	23,912

	Hungarian Forint	Buy	2/15/12	38,402	35,073	3,329

	Hungarian Forint	Sell	2/15/12	38,402	37,337	(1,065)

	Japanese Yen	Sell	2/15/12	3,256,477	3,232,911	(23,566)

	Mexican Peso	Sell	2/15/12	367,861	349,749	(18,112)

	Norwegian Krone	Sell	2/15/12	591,701	588,351	(3,350)

	Russian Ruble	Buy	2/15/12	14,542	13,799	743

	South African Rand	Sell	2/15/12	37,657	36,160	(1,497)

	South Korean Won	Buy	2/15/12	1,927,776	1,879,718	48,058

	South Korean Won	Sell	2/15/12	1,927,776	1,909,619	(18,157)

	Swedish Krona	Sell	2/15/12	1,719,656	1,716,873	(2,783)

	Swiss Franc	Buy	2/15/12	1,237,479	1,225,954	11,525

	Taiwan Dollar	Buy	2/15/12	1,455,214	1,440,255	14,959

	Taiwan Dollar	Sell	2/15/12	1,455,214	1,420,961	(34,253)

	Turkish Lira	Sell	2/15/12	693,640	653,716	(39,924)

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	2/15/12	$11,545,769	$11,228,928	$316,841

	Brazilian Real	Buy	2/15/12	2,585,434	2,540,708	44,726

	British Pound	Sell	2/15/12	10,339,188	10,311,255	(27,933)

	Canadian Dollar	Sell	2/15/12	383,191	379,995	(3,196)

	Chilean Peso	Buy	2/15/12	4,508	4,502	6

	Chilean Peso	Sell	2/15/12	4,508	4,314	(194)

	Czech Koruna	Buy	2/15/12	629,881	611,192	18,689

	Czech Koruna	Sell	2/15/12	3,332,002	3,329,664	(2,338)

	Euro	Sell	2/15/12	16,589,083	16,237,857	(351,226)

	Hungarian Forint	Buy	2/15/12	558,426	543,326	15,100

	Hungarian Forint	Sell	2/15/12	558,426	508,054	(50,372)

	Indian Rupee	Buy	2/15/12	326,534	303,273	23,261

	Indonesian Rupiah	Buy	2/15/12	1,834,186	1,798,071	36,115

	Indonesian Rupiah	Sell	2/15/12	2,460,988	2,441,451	(19,537)

	Japanese Yen	Sell	2/15/12	3,973,338	3,919,615	(53,723)

	Malaysian Ringgit	Buy	2/15/12	34,356	13,494	20,862

	Mexican Peso	Sell	2/15/12	1,817,090	1,875,863	58,773

	New Zealand Dollar	Buy	2/15/12	1,883,433	1,794,093	89,340

	Norwegian Krone	Buy	2/15/12	2,545,578	2,528,085	17,493

	Polish Zloty	Buy	2/15/12	1,894,531	1,751,052	143,479

	Polish Zloty	Sell	2/15/12	1,894,531	1,766,240	(128,291)

	Russian Ruble	Buy	2/15/12	14,542	13,800	742

	Singapore Dollar	Sell	2/15/12	2,270,763	2,274,215	3,452

	South Korean Won	Buy	2/15/12	2,189,935	2,183,998	5,937

	South Korean Won	Sell	2/15/12	371,578	362,562	(9,016)

	Swedish Krona	Sell	2/15/12	2,379,147	2,399,118	19,971

	Swiss Franc	Sell	2/15/12	2,883,504	2,847,333	(36,171)

	Taiwan Dollar	Buy	2/15/12	1,827,547	1,816,915	10,632

	Taiwan Dollar	Sell	2/15/12	3,651,287	3,610,169	(41,118)

	Turkish Lira	Buy	2/15/12	2,573,484	2,605,028	(31,544)

Citibank, N.A.

	Australian Dollar	Buy	2/15/12	17,976,021	17,495,066	480,955

	Brazilian Real	Sell	2/15/12	464,235	353,819	(110,416)

	British Pound	Sell	2/15/12	1,117,601	1,105,451	(12,150)

	Canadian Dollar	Sell	2/15/12	3,591,940	3,563,072	(28,868)

	Chilean Peso	Sell	2/15/12	454,924	435,850	(19,074)

	Czech Koruna	Buy	2/15/12	511,570	507,281	4,289

	Czech Koruna	Sell	2/15/12	3,213,712	3,201,731	(11,981)

	Danish Krone	Buy	2/15/12	470,472	465,796	4,676

	Danish Krone	Sell	2/15/12	470,468	469,102	(1,366)

	Euro	Sell	2/15/12	9,709,624	9,515,937	(193,687)

	Hungarian Forint	Buy	2/15/12	1,914,620	1,730,791	183,829

	Hungarian Forint	Sell	2/15/12	1,914,620	1,765,689	(148,931)

	Japanese Yen	Sell	2/15/12	7,013,009	6,967,704	(45,305)

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Mexican Peso	Sell	2/15/12	$767,887	$836,005	$68,118

	New Zealand Dollar	Buy	2/15/12	1,829,567	1,830,699	(1,132)

	Norwegian Krone	Buy	2/15/12	898,429	892,261	6,168

	Polish Zloty	Buy	2/15/12	4,551,325	4,420,638	130,687

	Polish Zloty	Sell	2/15/12	1,818,277	1,777,301	(40,976)

	Singapore Dollar	Sell	2/15/12	2,271,002	2,274,454	3,452

	South African Rand	Buy	2/15/12	2,875,795	2,899,564	(23,769)

	South Korean Won	Buy	2/15/12	110,316	107,930	2,386

	South Korean Won	Sell	2/15/12	110,316	109,396	(920)

	Swedish Krona	Sell	2/15/12	336,180	335,213	(967)

	Swiss Franc	Buy	2/15/12	1,563,338	1,544,174	19,164

	Taiwan Dollar	Buy	2/15/12	533,695	521,907	11,788

	Taiwan Dollar	Sell	2/15/12	2,357,428	2,345,718	(11,710)

	Turkish Lira	Buy	2/15/12	3,515,598	3,493,476	22,122

Credit Suisse AG

	Australian Dollar	Buy	2/15/12	11,605,982	11,243,091	362,891

	Brazilian Real	Buy	2/15/12	786,958	811,682	(24,724)

	British Pound	Buy	2/15/12	696,117	688,391	7,726

	Canadian Dollar	Sell	2/15/12	9,308,556	9,331,122	22,566

	Chilean Peso	Buy	2/15/12	1,817,571	1,817,526	45

	Czech Koruna	Buy	2/15/12	1,820,851	1,747,781	73,070

	Czech Koruna	Sell	2/15/12	1,820,851	1,771,516	(49,335)

	Euro	Sell	2/15/12	11,631,456	11,609,426	(22,030)

	Hungarian Forint	Buy	2/15/12	516,268	470,011	46,257

	Hungarian Forint	Sell	2/15/12	516,268	502,129	(14,139)

	Indian Rupee	Buy	2/15/12	382,568	355,116	27,452

	Japanese Yen	Buy	2/15/12	5,055,589	5,022,372	33,217

	Malaysian Ringgit	Sell	2/15/12	120,740	137,673	16,933

	Mexican Peso	Buy	2/15/12	1,155,896	1,022,390	133,506

	New Zealand Dollar	Buy	2/15/12	1,885,166	1,794,079	91,087

	Norwegian Krone	Buy	2/15/12	3,027,774	3,007,089	20,685

	Polish Zloty	Buy	2/15/12	2,313,001	2,162,720	150,281

	Polish Zloty	Sell	2/15/12	2,313,000	2,147,331	(165,669)

	Russian Ruble	Buy	2/15/12	3,029	3,032	(3)

	Russian Ruble	Sell	2/15/12	3,029	2,878	(151)

	Singapore Dollar	Sell	2/15/12	2,270,763	2,274,287	3,524

	South African Rand	Buy	2/15/12	1,023,355	980,728	42,627

	South Korean Won	Buy	2/15/12	3,658,235	3,606,358	51,877

	South Korean Won	Sell	2/15/12	1,839,878	1,811,586	(28,292)

	Swedish Krona	Buy	2/15/12	1,819,616	1,888,941	(69,325)

	Swiss Franc	Sell	2/15/12	8,067,139	7,849,154	(217,985)

	Taiwan Dollar	Buy	2/15/12	1,827,550	1,816,125	11,425

	Taiwan Dollar	Sell	2/15/12	3,651,291	3,606,655	(44,636)

	Turkish Lira	Buy	2/15/12	4,465,612	4,399,837	65,775

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Australian Dollar	Buy	2/15/12	$1,120,950	$1,102,248	$18,702

	Brazilian Real	Buy	2/15/12	1,019,503	969,569	49,934

	British Pound	Sell	2/15/12	1,837,511	1,818,106	(19,405)

	Canadian Dollar	Buy	2/15/12	4,420,535	4,385,766	34,769

	Chilean Peso	Sell	2/15/12	115,258	110,361	(4,897)

	Czech Koruna	Buy	2/15/12	760,728	754,288	6,440

	Czech Koruna	Sell	2/15/12	6,165,011	6,148,402	(16,609)

	Euro	Sell	2/15/12	7,350,369	7,149,398	(200,971)

	Hungarian Forint	Buy	2/15/12	1,924,654	1,741,656	182,998

	Hungarian Forint	Sell	2/15/12	1,924,654	1,750,155	(174,499)

	Mexican Peso	Buy	2/15/12	8,284	7,104	1,180

	New Zealand Dollar	Buy	2/15/12	1,885,166	1,794,143	91,023

	Norwegian Krone	Buy	2/15/12	222,452	220,747	1,705

	Peruvian New Sol	Sell	2/15/12	1,945,496	1,937,033	(8,463)

	Polish Zloty	Buy	2/15/12	2,039,953	1,888,407	151,546

	Polish Zloty	Sell	2/15/12	2,039,953	1,993,920	(46,033)

	Singapore Dollar	Sell	2/15/12	2,270,763	2,274,305	3,542

	South Korean Won	Buy	2/15/12	671,392	655,672	15,720

	South Korean Won	Sell	2/15/12	671,392	665,497	(5,895)

	Swedish Krona	Sell	2/15/12	2,286,004	2,277,551	(8,453)

	Swiss Franc	Buy	2/15/12	1,684,380	1,664,198	20,182

	Taiwan Dollar	Buy	2/15/12	1,334,894	1,304,118	30,776

	Taiwan Dollar	Sell	2/15/12	1,334,894	1,319,589	(15,305)

	Turkish Lira	Buy	2/15/12	2,313,741	2,359,731	(45,990)

Goldman Sachs International

	Australian Dollar	Buy	2/15/12	8,026,552	7,851,532	175,020

	British Pound	Sell	2/15/12	1,719,653	1,744,051	24,398

	Canadian Dollar	Sell	2/15/12	4,403,486	4,343,064	(60,422)

	Chilean Peso	Sell	2/15/12	679,845	650,834	(29,011)

	Euro	Sell	2/15/12	6,498,939	6,355,777	(143,162)

	Hungarian Forint	Buy	2/15/12	1,002,424	975,307	27,117

	Hungarian Forint	Sell	2/15/12	1,002,424	912,533	(89,891)

	Japanese Yen	Sell	2/15/12	304,744	302,771	(1,973)

	Norwegian Krone	Buy	2/15/12	4,137,106	4,106,723	30,383

	Polish Zloty	Buy	2/15/12	527,001	489,086	37,915

	Polish Zloty	Sell	2/15/12	527,001	515,122	(11,879)

	Singapore Dollar	Sell	2/15/12	1,816,658	1,816,368	(290)

	South African Rand	Sell	2/15/12	95,528	91,585	(3,943)

	Swedish Krona	Buy	2/15/12	3,562,807	3,552,009	10,798

	Swiss Franc	Buy	2/15/12	177,435	175,200	2,235

	Turkish Lira	Buy	2/15/12	2,957,519	2,966,359	(8,840)

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	2/15/12	$8,708,014	$8,467,739	$240,275

	British Pound	Sell	2/15/12	4,937,250	4,885,706	(51,544)

	Canadian Dollar	Sell	2/15/12	6,093,277	6,043,768	(49,509)

	Euro	Sell	2/15/12	9,686,470	9,437,563	(248,907)

	Indian Rupee	Sell	2/15/12	531,373	492,092	(39,281)

	Japanese Yen	Sell	2/15/12	259,970	258,439	(1,531)

	New Zealand Dollar	Buy	2/15/12	1,829,484	1,829,862	(378)

	Norwegian Krone	Sell	2/15/12	6,051,852	6,019,775	(32,077)

	Singapore Dollar	Sell	2/15/12	2,270,763	2,274,278	3,515

	South Korean Won	Buy	2/15/12	3,212,691	3,201,061	11,630

	South Korean Won	Sell	2/15/12	1,394,333	1,360,740	(33,593)

	Swedish Krona	Buy	2/15/12	6,068,211	5,947,772	120,439

	Swedish Krona	Sell	2/15/12	6,008,491	5,999,736	(8,755)

	Swiss Franc	Buy	2/15/12	1,907,233	1,883,814	23,419

	Taiwan Dollar	Buy	2/15/12	236,094	233,817	2,277

	Taiwan Dollar	Sell	2/15/12	236,094	230,536	(5,558)

	Turkish Lira	Buy	2/15/12	2,957,519	2,966,693	(9,174)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	2/15/12	7,056,878	6,931,382	125,496

	Brazilian Real	Buy	2/15/12	677,615	733,224	(55,609)

	British Pound	Sell	2/15/12	436,610	431,874	(4,736)

	Canadian Dollar	Sell	2/15/12	1,253,012	1,153,743	(99,269)

	Chilean Peso	Buy	2/15/12	156,174	149,278	6,896

	Czech Koruna	Sell	2/15/12	2,702,142	2,693,082	(9,060)

	Euro	Sell	2/15/12	4,264,213	4,271,542	7,329

	Hungarian Forint	Buy	2/15/12	613,963	597,354	16,609

	Hungarian Forint	Sell	2/15/12	613,963	558,636	(55,327)

	Japanese Yen	Sell	2/15/12	10,832,115	10,696,644	(135,471)

	Malaysian Ringgit	Buy	2/15/12	34,356	14,072	20,284

	Mexican Peso	Buy	2/15/12	652,565	600,374	52,191

	New Zealand Dollar	Buy	2/15/12	1,883,598	1,794,182	89,416

	Norwegian Krone	Buy	2/15/12	6,967,232	6,908,763	58,469

	Peruvian New Sol	Sell	2/15/12	427,721	425,781	(1,940)

	Polish Zloty	Buy	2/15/12	3,398,631	3,322,402	76,229

	Polish Zloty	Sell	2/15/12	3,398,631	3,157,199	(241,432)

	Russian Ruble	Sell	2/15/12	798,700	757,533	(41,167)

	Singapore Dollar	Sell	2/15/12	4,087,422	4,092,082	4,660

	South African Rand	Buy	2/15/12	2,789,315	2,818,761	(29,446)

	South Korean Won	Buy	2/15/12	801,453	796,170	5,283

	South Korean Won	Sell	2/15/12	801,453	782,823	(18,630)

	Swedish Krona	Sell	2/15/12	1,221,402	1,269,778	48,376

	Swiss Franc	Sell	2/15/12	3,759,160	3,576,917	(182,243)

	Taiwan Dollar	Buy	2/15/12	2,073,937	2,059,159	14,778

	Taiwan Dollar	Sell	2/15/12	3,897,678	3,844,782	(52,896)

	Turkish Lira	Buy	2/15/12	2,571,521	2,602,579	(31,058)

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	2/15/12	$12,318,582	$11,974,880	$343,702

	Brazilian Real	Buy	2/15/12	2,347,070	2,391,155	(44,085)

	British Pound	Buy	2/15/12	6,008,701	6,085,108	(76,407)

	Canadian Dollar	Buy	2/15/12	8,888,725	8,910,102	(21,377)

	Chilean Peso	Buy	2/15/12	56,538	54,120	2,418

	Czech Koruna	Buy	2/15/12	2,377,695	2,302,960	74,735

	Czech Koruna	Sell	2/15/12	5,079,836	5,015,714	(64,122)

	Euro	Sell	2/15/12	22,993,709	22,704,537	(289,172)

	Hungarian Forint	Buy	2/15/12	2,964,830	2,757,373	207,457

	Hungarian Forint	Sell	2/15/12	2,964,829	2,714,675	(250,154)

	Indian Rupee	Sell	2/15/12	183,281	170,002	(13,279)

	Indonesian Rupiah	Buy	2/15/12	8,425	20,891	(12,466)

	Japanese Yen	Sell	2/15/12	8,463,067	8,370,965	(92,102)

	Malaysian Ringgit	Buy	2/15/12	52,027	13,901	38,126

	Mexican Peso	Sell	2/15/12	1,168,694	1,264,090	95,396

	New Zealand Dollar	Buy	2/15/12	1,884,341	1,794,226	90,115

	Norwegian Krone	Buy	2/15/12	5,599,196	5,564,709	34,487

	Polish Zloty	Buy	2/15/12	1,366,013	1,335,471	30,542

	Polish Zloty	Sell	2/15/12	1,366,013	1,292,964	(73,049)

	Russian Ruble	Buy	2/15/12	3,029	3,032	(3)

	Russian Ruble	Sell	2/15/12	3,032	2,876	(156)

	Singapore Dollar	Sell	2/15/12	1,816,579	1,818,587	2,008

	South African Rand	Buy	2/15/12	3,933,516	3,892,465	41,051

	South Korean Won	Buy	2/15/12	800,717	796,283	4,434

	South Korean Won	Sell	2/15/12	800,717	781,832	(18,885)

	Swedish Krona	Buy	2/15/12	2,595,153	2,486,562	108,591

	Swiss Franc	Sell	2/15/12	6,521,513	6,442,679	(78,834)

	Taiwan Dollar	Buy	2/15/12	158,786	155,177	3,609

	Taiwan Dollar	Sell	2/15/12	158,786	156,934	(1,852)

	Turkish Lira	Sell	2/15/12	29,390	19,481	(9,909)

State Street Bank and Trust Co.

	Australian Dollar	Buy	2/15/12	12,809,197	12,404,712	404,485

	Brazilian Real	Buy	2/15/12	1,602,093	1,590,322	11,771

	British Pound	Sell	2/15/12	8,598,579	8,505,046	(93,533)

	Canadian Dollar	Buy	2/15/12	1,873,336	1,972,289	(98,953)

	Chilean Peso	Buy	2/15/12	1,804,024	1,804,585	(561)

	Czech Koruna	Buy	2/15/12	1,820,019	1,747,798	72,221

	Czech Koruna	Sell	2/15/12	7,224,303	7,191,273	(33,030)

	Euro	Sell	2/15/12	10,485,446	10,378,780	(106,666)

	Hungarian Forint	Buy	2/15/12	1,914,699	1,735,290	179,409

	Hungarian Forint	Sell	2/15/12	1,914,699	1,777,971	(136,728)

	Indonesian Rupiah	Buy	2/15/12	609,953	581,796	28,157

	Japanese Yen	Sell	2/15/12	4,266,929	4,238,698	(28,231)

	Mexican Peso	Sell	2/15/12	2,645,036	2,749,766	104,730

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	New Zealand Dollar	Buy	2/15/12	$1,884,011	$1,794,072	$89,939

	Norwegian Krone	Buy	2/15/12	9,864,751	9,769,552	95,199

	Polish Zloty	Buy	2/15/12	4,627,146	4,486,542	140,604

	Polish Zloty	Sell	2/15/12	1,894,067	1,782,504	(111,563)

	Russian Ruble	Buy	2/15/12	14,542	13,818	724

	Singapore Dollar	Sell	2/15/12	4,087,422	4,091,811	4,389

	South African Rand	Buy	2/15/12	3,476,958	3,428,811	48,147

	South Korean Won	Buy	2/15/12	1,818,358	1,812,998	5,360

	Swedish Krona	Buy	2/15/12	7,109,777	7,074,009	35,768

	Swiss Franc	Sell	2/15/12	3,006,502	2,834,052	(172,450)

	Taiwan Dollar	Sell	2/15/12	1,823,740	1,814,189	(9,551)

	Turkish Lira	Sell	2/15/12	5,441	3,830	(1,611)

UBS AG

	Australian Dollar	Buy	2/15/12	10,312,553	10,089,864	222,689

	Brazilian Real	Buy	2/15/12	2,480,027	2,503,648	(23,621)

	British Pound	Buy	2/15/12	891,182	887,253	3,929

	Canadian Dollar	Sell	2/15/12	811,546	785,783	(25,763)

	Czech Koruna	Buy	2/15/12	1,820,298	1,748,551	71,747

	Czech Koruna	Sell	2/15/12	1,820,298	1,776,916	(43,382)

	Euro	Sell	2/15/12	4,356,825	4,157,443	(199,382)

	Hungarian Forint	Buy	2/15/12	1,746,516	1,590,157	156,359

	Hungarian Forint	Sell	2/15/12	1,746,516	1,698,544	(47,972)

	Indian Rupee	Sell	2/15/12	1,152,065	1,070,999	(81,066)

	Indonesian Rupiah	Buy	2/15/12	8,425	41,843	(33,418)

	Japanese Yen	Sell	2/15/12	5,257,186	5,259,483	2,297

	Mexican Peso	Buy	2/15/12	188,801	104,729	84,072

	New Zealand Dollar	Buy	2/15/12	1,883,763	1,794,202	89,561

	Norwegian Krone	Buy	2/15/12	837,033	710,998	126,035

	Polish Zloty	Buy	2/15/12	161,731	150,116	11,615

	Polish Zloty	Sell	2/15/12	161,731	158,083	(3,648)

	Russian Ruble	Buy	2/15/12	3,036	3,038	(2)

	Russian Ruble	Sell	2/15/12	3,036	2,883	(153)

	Singapore Dollar	Sell	2/15/12	4,087,421	4,091,281	3,860

	South African Rand	Buy	2/15/12	2,915,954	2,848,747	67,207

	South Korean Won	Buy	2/15/12	2,153,645	2,148,604	5,041

	South Korean Won	Sell	2/15/12	335,287	327,510	(7,777)

	Swedish Krona	Sell	2/15/12	597,832	662,920	65,088

	Swiss Franc	Sell	2/15/12	7,215,496	7,215,647	151

	Taiwan Dollar	Buy	2/15/12	811,327	802,696	8,631

	Taiwan Dollar	Sell	2/15/12	2,635,068	2,609,854	(25,214)

	Turkish Lira	Buy	2/15/12	2,957,519	2,980,260	(22,741)

FORWARD CURRENCY CONTRACTS at 1/31/12 (aggregate face value $759,964,662) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	2/15/12	$1,423,605	$1,391,849	$31,756

	British Pound	Sell	2/15/12	3,265,355	3,273,097	7,742

	Canadian Dollar	Buy	2/15/12	2,393	2,374	19

	Euro	Sell	2/15/12	11,999,890	11,817,752	(182,138)

	Japanese Yen	Buy	2/15/12	6,684,802	6,644,995	39,807

	New Zealand Dollar	Buy	2/15/12	3,714,815	3,623,781	91,034

	Norwegian Krone	Buy	2/15/12	736,726	731,646	5,080

	Swedish Krona	Sell	2/15/12	1,963,722	1,958,970	(4,752)

	Swiss Franc	Sell	2/15/12	92,249	91,133	(1,116)

Total						$1,202,396

FUTURES CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	6	$754,133	Mar-12	$4,041

Canadian Government Bond
10 yr (Long)	95	12,749,726	Mar-12	206,116

Euro-Bobl 5 yr (Short)	7	1,150,220	Mar-12	(22,914)

Euro-Bund 10 yr (Long)	134	24,489,933	Mar-12	868,172

Euro-Schatz 2 yr (Short)	190	27,445,104	Mar-12	(105,213)

Euro-Swiss Franc 3 Month (Short)	87	23,649,728	Dec-12	(363,316)

Euro-Swiss Franc 3 Month (Short)	87	23,633,188	Jun-12	(263,669)

Euro-Swiss Franc 3 Month (Short)	87	23,619,011	Mar-12	(193,735)

Japanese Government Bond
10 yr (Long)	28	52,381,527	Mar-12	312,024

Japanese Government Bond
10 yr Mini (Long)	21	3,928,339	Mar-12	23,033

U.K. Gilt 10 yr (Long)	37	6,836,218	Mar-12	133,416

U.S. Treasury Bond 30 yr (Long)	91	14,557,156	Mar-12	149,124

U.S. Treasury Bond 30 yr (Short)	64	9,308,000	Mar-12	(104,590)

U.S. Treasury Note 10 yr (Long)	936	123,786,000	Mar-12	2,296,683

Total				$2,939,172

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	$7,284,400	Aug-15/4.375	$379,656

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	7,284,400	Aug-15/4.375	2,400,829

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	$7,284,400	Aug-15/4.46	$356,885

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	7,284,400	Aug-15/4.46	2,503,495

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.7975%
versus the three month USD-LIBOR-BBA maturing
October 2021.	5,585,000	Oct-16/2.7975	192,738

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	13,964,000	Oct-16/2.5625	402,861

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	64,500,748	Aug-16/5.35	1,393,410

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	64,500,748	Aug-16/4.35	9,092,928

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	27,536,670	Aug-16/4.28	989,806

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	27,536,670	Aug-16/4.28	3,754,680

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	18,053,080	Aug-16/4.68	543,398

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.68% versus the
three month USD-LIBOR-BBA maturing August 2026.	18,053,080	Aug-16/4.68	2,948,068

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	15,044,234	Jul-16/4.67	454,336

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing July 2026.	15,044,234	Jul-16/4.67	2,446,192

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	15,044,234	Jul-16/4.80	427,256

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026.	15,044,234	Jul-16/4.80	2,581,591

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.80% versus
the three month USD-LIBOR-BBA maturing July 2026.	$6,017,693	Jul-16/4.80	$170,301

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026.	6,017,693	Jul-16/4.80	1,033,238

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	15,044,234	Jul-16/4.815	422,743

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.815% versus
the three month USD-LIBOR-BBA maturing July 2026.	15,044,234	Jul-16/4.815	2,598,139

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	8,457,241	Jul-16/4.79	228,954

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	8,457,241	Jul-16/4.79	1,475,493

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	15,141,557	Jul-16/4.74	419,966

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	15,141,557	Jul-16/4.74	2,591,508

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	13,521,750	Jun-16/4.815	348,428

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	13,521,750	Jun-16/4.815	2,402,937

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,622,106	Jun-16/5.12	48,740

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.89% versus
the three month USD-LIBOR-BBA maturing June 2021.	4,548,270	Jun-16/4.89	55,034

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	4,519,392	Jun-16/4.575	61,165

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,622,106	Jun-16/4.12	364,023

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.39% versus the
three month USD-LIBOR-BBA maturing June 2021.	$4,548,270	Jun-16/4.39	$403,932

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	4,519,392	Jun-16/4.575	439,375

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA maturing May 2021.	71,799,174	May-16/4.705	893,038

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 2021.	71,799,174	May-16/4.705	7,284,888

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	96,509,800	Sep-15/4.04	3,011,878

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	96,509,800	Sep-15/4.04	12,659,190

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	4,389,140	Feb-15/5.36	50,914

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	4,389,140	Feb-15/5.36	1,035,999

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.	14,006,560	Feb-15/5.27	154,184

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	14,006,560	Feb-15/5.27	3,271,792

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	11,155,187	Aug-14/4.20	192,985

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.20% versus the
three month USD-LIBOR-BBA maturing August 2024.	11,155,187	Aug-14/4.20	1,730,716

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.19% versus
the three month USD-LIBOR-BBA maturing July 2024.	9,295,989	Jul-14/4.19	160,821

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.19% versus the
three month USD-LIBOR-BBA maturing July 2024.	9,295,989	Jul-14/4.19	1,437,671

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.34% versus
the three month USD-LIBOR-BBA maturing July 2024.	$3,718,396	Jul-14/4.34	$57,635

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.35% versus
the three month USD-LIBOR-BBA maturing July 2024.	9,295,989	Jul-14/4.35	143,158

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.34% versus the
three month USD-LIBOR-BBA maturing July 2024.	3,718,396	Jul-14/4.34	617,462

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.35% versus the
three month USD-LIBOR-BBA maturing July 2024.	9,295,989	Jul-14/4.35	1,550,868

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	9,296,013	Jul-14/4.3725	140,370

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.3725% versus
the three month USD-LIBOR-BBA maturing July 2024.	9,296,013	Jul-14/4.3725	1,570,283

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	5,225,818	Jul-14/4.36	73,522

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	5,225,818	Jul-14/4.36	892,209

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	9,356,126	Jul-14/4.29	138,190

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 2024.	9,356,126	Jul-14/4.29	1,547,026

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 2018.	38,999,000	Sep-13/4.82	5,943,448

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.3625% versus the three month USD-LIBOR-BBA
maturing January 2023.	3,282,000	Jan-13/2.3625	137,911

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2022.	3,282,000	Dec-12/2.355	136,728

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.345% versus the three month USD-LIBOR-BBA
maturing December 2022.	3,282,000	Dec-12/2.345	134,595

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.335% versus the three month USD-LIBOR-BBA
maturing November 2022.	$3,282,000	Nov-12/2.335	$132,396

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.32% versus the three month USD-LIBOR-BBA
maturing November 2022.	3,282,000	Nov-12/2.32	129,705

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.443% versus the three month USD-LIBOR-BBA
maturing October 2022.	11,721,000	Oct-12/2.443	551,825

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.419% versus the three month USD-LIBOR-BBA
maturing September 2022.	11,721,000	Sep-12/2.419	532,368

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4475% versus the three month USD-LIBOR-BBA
maturing August 2022.	29,628,000	Aug-12/2.4475	1,406,441

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	74,503,300	Aug-12/2.855	409,768

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	74,503,300	Aug-12/2.855	5,847,019

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 2.73% versus
the three month USD-LIBOR-BBA August 2022.	21,595,000	Aug-12/2.73	149,437

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 2.73% versus the
three month USD-LIBOR-BBA maturing August 2022.	21,595,000	Aug-12/2.73	1,478,178

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.394% versus the three month USD-LIBOR-BBA
maturing August 2022.	11,721,000	Aug-12/2.394	512,325

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	3,304,000	Jul-12/2.6825	215,024

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,813,000	Jul-12/2.1714	82,337

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,813,000	Jul-12/2.1714	82,337

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	$2,813,000	Jul-12/2.1714	$82,337

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.1714% versus the
three month USD-LIBOR-BBA maturing July 2022.	2,813,000	Jul-12/2.1714	82,337

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.1714% versus
the three month USD-LIBOR-BBA maturing July 2022.	2,813,000	Jul-12/2.1714	82,337

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	23,283,000	Jul-12/2.6075	1,379,518

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	23,283,000	Jul-12/2.6075	1,379,518

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	23,283,000	Jul-12/2.61875	1,399,308

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.372% versus the three month USD-LIBOR-BBA
maturing July 2022.	11,721,000	Jul-12/2.372	490,758

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	2,754,000	Jun-12/2.183	80,499

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	2,754,000	Jun-12/2.183	80,499

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	2,754,000	Jun-12/2.183	80,499

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	2,754,000	Jun-12/2.183	80,499

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	2,754,000	Jun-12/2.183	80,499

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.346% versus the three month USD-LIBOR-BBA
maturing June 2022.	11,721,000	Jun-12/2.346	466,847

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	19,551,000	May-12/5.51	6,373,039

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.324% versus the three month USD-LIBOR-BBA
maturing May 2022.	$11,721,000	May-12/2.324	$443,405

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	4,547,000	Apr-12/2.60	272,456

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	4,161,000	Apr-12/2.111	93,872

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	4,161,000	Apr-12/2.111	93,872

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.111% versus the
three month USD-LIBOR-BBA maturing April 2022.	4,161,000	Apr-12/2.111	93,872

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	4,161,000	Apr-12/2.111	93,872

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	4,161,000	Apr-12/2.111	93,872

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	22,408,000	Apr-12/2.498	1,151,771

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	22,408,000	Apr-12/2.498	1,151,771

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	14,182,400	Apr-12/4.8675	14

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	22,408,000	Apr-12/2.4275	1,019,116

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	22,408,000	Apr-12/2.4275	1,019,116

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	22,408,000	Apr-12/2.4275	1,019,116

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	22,408,000	Apr-12/2.4275	1,019,116

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	$22,408,000	Apr-12/2.4275	$1,019,116

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	22,408,000	Apr-12/2.4275	1,019,116

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	14,182,400	Apr-12/4.8675	3,817,760

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.119% versus the three month USD-LIBOR-BBA
maturing March 2022.	4,044,000	Mar-12/2.119	85,167

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.119% versus the three month USD-LIBOR-BBA
maturing March 2022.	4,044,000	Mar-12/2.119	85,167

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.119% versus
the three month USD-LIBOR-BBA maturing
March 2022.	4,044,000	Mar-12/2.119	85,167

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.119%
versus the three month USD-LIBOR-BBA maturing
March 2022.	4,044,000	Mar-12/2.119	85,167

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 2.119% versus
the three month USD-LIBOR-BBA maturing
March 2022.	4,044,000	Mar-12/2.119	85,167

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 2018.	38,999,000	Sep-13/4.82	34,709

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	19,551,000	May-12/5.51	20

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	24,502,934	May-16/5.11	258,065

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021.	24,125,492	May-16/4.86	289,506

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021.	24,005,421	May-16/4.60	319,320

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	24,502,934	May-16/4.11	1,922,035

WRITTEN OPTIONS OUTSTANDING at 1/31/12 (premiums received $93,418,435) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021.	$24,125,492	May-16/4.36	$2,116,529

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021.	24,005,421	May-16/4.60	2,352,531

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	44,321,532	May-16/4.765	540,102

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	44,321,532	May-16/4.765	4,653,761

Total		$138,900,886

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$18,600,000	$—	1/12/22	3 month USD-
				LIBOR-BBA	2.13057%	$399,947

	30,496,000	—	1/13/14	0.6075%	3 month USD-
					LIBOR-BBA	(53,352)

	4,934,800	—	1/13/42	3 month USD-
				LIBOR-BBA	2.70%	78,590

	20,290,000	—	1/13/22	3 month USD-
				LIBOR-BBA	2.05%	282,655

	78,217,600	—	1/13/17	1.1642%	3 month USD-
					LIBOR-BBA	(710,047)

	4,290,000	—	1/24/22	3 month USD-
				LIBOR-BBA	2.16%	100,495

	4,343,000	—	1/25/22	3 month USD-
				LIBOR-BBA	2.1825%	110,550

	1,767,000 E	—	2/13/22	3 month USD-
				LIBOR-BBA	2.24%	52,197

	25,161,000	—	1/9/17	1.253%	3 month USD-
					LIBOR-BBA	(342,279)

	11,799,000	—	1/9/22	3 month USD-
				LIBOR-BBA	2.11%	233,234

	3,704,000	—	1/9/42	3 month USD-
				LIBOR-BBA	2.723%	78,050

CAD	15,010,000	—	1/23/17	1.6325%	3 month CAD-
					BA-CDOR	(125,087)

Barclays Bank PLC
	$75,380,000	—	1/5/17	3 month USD-
				LIBOR-BBA	1.2685%	1,095,216

	87,443,000	—	1/5/14	3 month USD-
				LIBOR-BBA	0.72625%	360,933

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$33,228,000	$—	1/5/17	1.27%	3 month USD-
				LIBOR-BBA	$(485,473)

3,570,000	—	1/10/14	3 month USD-
			LIBOR-BBA	0.67875%	11,319

42,774,000	—	1/11/14	0.6575%	3 month USD-
				LIBOR-BBA	(117,485)

2,642,000	—	1/11/14	0.65625%	3 month USD-
				LIBOR-BBA	(7,202)

150,076,000	—	1/12/14	0.655%	3 month USD-
				LIBOR-BBA	(404,267)

2,555,000	—	1/12/17	3 month USD-
			LIBOR-BBA	1.226%	31,031

3,060,000	—	1/12/14	3 month USD-
			LIBOR-BBA	0.65%	7,929

4,567,000	—	1/13/22	2.074%	3 month USD-
				LIBOR-BBA	(73,815)

1,142,000	—	1/13/22	3 month USD-
			LIBOR-BBA	2.045%	15,369

3,602,000	—	1/13/14	3 month USD-
			LIBOR-BBA	0.60625%	6,227

1,147,000	—	1/13/22	2.05125%	3 month USD-
				LIBOR-BBA	(16,105)

3,849,000	—	1/13/14	3 month USD-
			LIBOR-BBA	0.608%	6,773

75,176,900	—	1/13/14	0.61%	3 month USD-
				LIBOR-BBA	(135,374)

25,502,900	—	1/13/17	1.16%	3 month USD-
				LIBOR-BBA	(226,357)

10,145,000	—	1/13/22	3 month USD-
			LIBOR-BBA	2.05%	141,327

2,211,000	—	1/17/22	3 month USD-
			LIBOR-BBA	2.06%	32,181

1,595,000	—	1/17/14	0.58%	3 month USD-
				LIBOR-BBA	(1,929)

5,698,000	—	1/17/22	3 month USD-
			LIBOR-BBA	1.9975%	49,747

5,999,000	—	1/17/14	0.58375%	3 month USD-
				LIBOR-BBA	(7,683)

168,916,000	—	1/19/22	1.9955%	3 month USD-
				LIBOR-BBA	(1,427,697)

31,305,000	(54,784)	1/3/14	0.6075%	3 month USD-
				LIBOR-BBA	(110,334)

57,465,000	—	1/19/42	2.6192%	3 month USD-
				LIBOR-BBA	96,540

5,523,000	—	1/19/22	1.992%	3 month USD-
				LIBOR-BBA	(44,852)

12,412,000	—	1/20/22	1.993%	3 month USD-
				LIBOR-BBA	(101,181)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$1,440,000	$—	1/20/42	2.631%	3 month USD-
				LIBOR-BBA	$(821)

1,371,000	—	1/24/14	3 month USD-
			LIBOR-BBA	0.5875%	1,850

414,000	—	1/24/22	2.1375%	3 month USD-
				LIBOR-BBA	(8,831)

8,590,000	—	1/24/14	3 month USD-
			LIBOR-BBA	0.591%	12,200

802,000	—	1/26/22	3 month USD-
			LIBOR-BBA	2.185%	20,539

3,619,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	(100,934)

17,819,000	—	1/27/22	2.082125%	3 month USD-
				LIBOR-BBA	(284,463)

8,794,000	—	1/30/22	2.062%	3 month USD-
				LIBOR-BBA	(122,030)

697,000	—	1/30/22	3 month USD-
			LIBOR-BBA	2.061%	9,609

2,069,000	—	1/30/22	3 month USD-
			LIBOR-BBA	2.046%	25,627

3,690,000	—	1/30/14	3 month USD-
			LIBOR-BBA	0.53125%	937

2,339,000	—	1/31/22	3 month USD-
			LIBOR-BBA	2.0425%	28,266

1,836,000	—	1/31/14	0.545%	3 month USD-
				LIBOR-BBA	(945)

4,676,000	—	1/31/22	2.01%	3 month USD-
				LIBOR-BBA	(42,340)

59,756,000	—	2/1/14	3 month USD-
			LIBOR-BBA	0.5325%	16,732

68,753,000	—	2/1/17	1.031%	3 month USD-
				LIBOR-BBA	(120,318)

17,323,000	—	2/1/22	1.976%	3 month USD-
				LIBOR-BBA	(99,434)

5,707,000	—	2/1/42	3 month USD-
			LIBOR-BBA	2.7075%	93,424

665,000	—	2/1/22	3 month USD-
			LIBOR-BBA	1.958%	2,707

39,791,000	—	2/2/17	1.035%	3 month USD-
				LIBOR-BBA	(77,227)

16,346,000	—	2/2/22	1.965%	3 month USD-
				LIBOR-BBA	(77,731)

9,419,000	—	2/2/22	1.917%	3 month USD-
				LIBOR-BBA	(1,963)

34,186,000	—	2/2/14	0.515%	3 month USD-
				LIBOR-BBA	2,020

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$14,058,000	$—	2/2/22	1.92833%	3 month USD-
					LIBOR-BBA	$(18,018)

	5,154,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	221,055

AUD	33,310,000	—	1/27/17	4.43%	6 month AUD-
					BBR-BBSW	(388,594)

AUD	14,480,000	—	1/27/22	6 month AUD-
				BBR-BBSW	4.81%	319,148

AUD	3,630,000	—	2/1/22	4.609%	6 month AUD-
					BBR-BBSW	(17,545)

GBP	7,950,000	—	1/23/22	2.4275%	6 month GBP-
					LIBOR-BBA	(201,953)

GBP	14,160,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(1,757,514)

GBP	6,323,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(1,389,208)

GBP	21,410,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	3,080,943

Citibank, N.A.
	$81,120,000	—	1/12/14	0.6565%	3 month USD-
					LIBOR-BBA	(221,015)

	1,110,000	—	1/12/17	3 month USD-
				LIBOR-BBA	1.2264%	13,504

	20,024,000	—	1/19/22	3 month USD-
				LIBOR-BBA	2.021%	216,872

	15,816,000	—	1/19/42	3 month USD-
				LIBOR-BBA	2.6455%	62,296

	2,053,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	18,662

	5,154,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	221,055

	19,168,000	417,186	1/17/22	2.4475%	3 month USD-
					LIBOR-BBA	(553,971)

	981,000	—	1/10/17	3 month USD-
				LIBOR-BBA	1.216%	11,511

Credit Suisse International
	132,050,000	—	1/5/14	3 month USD-
				LIBOR-BBA	0.73%	554,656

	50,179,000	—	1/5/17	1.26875%	3 month USD-
					LIBOR-BBA	(730,077)

	42,584,000	—	1/6/17	3 month USD-
				LIBOR-BBA	1.2753%	631,305

	40,968,000	—	1/9/14	0.72375%	3 month USD-
					LIBOR-BBA	(166,336)

	106,702,000	—	1/13/14	3 month USD-
				LIBOR-BBA	0.617%	207,454

	1,251,000	—	1/13/17	1.1795%	3 month USD-
					LIBOR-BBA	(12,292)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$7,007,400	$—	1/13/42	3 month USD-
				LIBOR-BBA	2.70%	$111,598

	72,751,900	—	1/13/14	0.6125%	3 month USD-
					LIBOR-BBA	(134,736)

	63,297,100	—	1/13/17	1.164104%	3 month USD-
					LIBOR-BBA	(574,598)

	48,581,000	—	1/17/42	3 month USD-
				LIBOR-BBA	2.688%	636,852

	83,883,000	—	1/17/22	3 month USD-
				LIBOR-BBA	2.0505%	1,146,778

	72,311,000	—	1/20/14	3 month USD-
				LIBOR-BBA	0.583%	92,636

	881,000	—	1/20/42	3 month USD-
				LIBOR-BBA	2.673%	8,589

	5,118,000	—	1/23/17	1.165%	3 month USD-
					LIBOR-BBA	(44,519)

	1,457,000	—	1/23/42	3 month USD-
				LIBOR-BBA	2.765%	42,536

	4,907,000	—	1/23/22	2.09875%	3 month USD-
					LIBOR-BBA	(87,178)

	34,700,000	—	1/27/14	0.550278%	3 month USD-
					LIBOR-BBA	(21,300)

	10,225,000	—	1/27/14	3 month USD-
				LIBOR-BBA	0.56%	8,230

	56,108,000	—	1/30/14	0.533%	3 month USD-
					LIBOR-BBA	(15,322)

	5,154,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	221,055

	53,405,000	—	1/30/17	1.075%	3 month USD-
					LIBOR-BBA	(214,642)

	7,915,000	—	1/30/22	2.0725%	3 month USD-
					LIBOR-BBA	(117,592)

	1,851,000	—	1/30/42	3 month USD-
				LIBOR-BBA	2.81%	71,166

	52,540,000	—	1/30/17	1.056%	3 month USD-
					LIBOR-BBA	(162,275)

	18,731,000	—	1/31/17	1.04%	3 month USD-
					LIBOR-BBA	(42,420)

	43,014,000	—	2/1/17	1.04%	3 month USD-
					LIBOR-BBA	(94,201)

	9,417,000	—	2/2/22	1.917%	3 month USD-
					LIBOR-BBA	(1,963)

	2,548,000 E	—	8/17/22	3 month USD-
				LIBOR-BBA	2.4475%	89,970

CHF	3,620,000	—	1/23/22	6 month CHF-
				LIBOR-BBA	1.1225%	22,726

CHF	3,620,000	—	1/25/22	6 month CHF-
				LIBOR-BBA	1.1775%	44,087

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
GBP	14,164,000	$—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	$1,606,331

MXN	78,540,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	353,289

SEK	29,000,000	—	1/23/22	2.30%	3 month SEK-
					STIBOR-SIDE	10,189

SEK	29,000,000	—	1/25/22	2.4275%	3 month SEK-
					STIBOR-SIDE	(38,277)

Deutsche Bank AG
	$164,373,000	—	1/6/14	0.7245%	3 month USD-
					LIBOR-BBA	(672,685)

	62,351,000	—	1/6/17	3 month USD-
				LIBOR-BBA	1.257%	868,064

	7,722,000	—	1/6/17	3 month USD-
				LIBOR-BBA	1.255%	106,802

	16,924,000	—	1/13/14	0.618%	3 month USD-
					LIBOR-BBA	(33,251)

	5,581,000	—	1/13/17	1.178%	3 month USD-
					LIBOR-BBA	(54,441)

	80,835,400	—	1/13/14	0.6125%	3 month USD-
					LIBOR-BBA	(149,706)

	62,114,000	—	1/13/17	1.16%	3 month USD-
					LIBOR-BBA	(551,307)

	25,362,500	—	1/13/22	3 month USD-
				LIBOR-BBA	2.05375%	362,243

	31,419,000	—	1/19/14	0.5625%	3 month USD-
					LIBOR-BBA	(27,474)

	8,002,000	—	1/19/17	1.102%	3 month USD-
					LIBOR-BBA	(46,286)

	528,000	—	1/20/17	3 month USD-
				LIBOR-BBA	1.12%	3,498

	129,323,000	—	1/20/22	3 month USD-
				LIBOR-BBA	2.02%	1,379,897

	17,946,000	—	1/20/42	3 month USD-
				LIBOR-BBA	2.656%	109,910

	29,719,000	—	1/20/17	3 month USD-
				LIBOR-BBA	1.1225%	200,779

	15,239,000	—	1/23/22	2.0475%	3 month USD-
					LIBOR-BBA	(198,026)

	158,272,000	—	1/23/17	3 month USD-
				LIBOR-BBA	1.15641%	1,309,967

	39,227,000	—	1/24/17	3 month USD-
				LIBOR-BBA	1.19233%	391,766

	44,916,000	—	1/30/14	0.53125%	3 month USD-
					LIBOR-BBA	(11,410)

	9,419,000	—	2/2/22	1.917%	3 month USD-
					LIBOR-BBA	(1,963)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$1,039,000 E	$—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	$8,748

	5,154,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	221,055

	4,186,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	206,621

	52,840,756	(99,737)	1/5/14	0.545%	3 month USD-
					LIBOR-BBA	(127,570)

	59,310,000	—	1/3/14	0.773%	3 month USD-
					LIBOR-BBA	(300,298)

	373,940,000	—	1/5/17	1.2699%	3 month USD-
					LIBOR-BBA	(5,459,627)

EUR	54,940,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(7,166,870)

MXN	78,540,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	377,611

Goldman Sachs International
	$87,443,000	—	1/5/14	3 month USD-
				LIBOR-BBA	0.73%	367,291

	33,228,000	—	1/5/17	1.27125%	3 month USD-
					LIBOR-BBA	(487,164)

	138,010,000	—	1/5/17	1.285%	3 month USD-
					LIBOR-BBA	(2,117,236)

	282,373,000	—	1/6/17	3 month USD-
				LIBOR-BBA	1.2568%	3,928,397

	61,729,000	—	1/12/14	3 month USD-
				LIBOR-BBA	0.6565%	168,183

	5,412,000	—	1/12/17	1.2185%	3 month USD-
					LIBOR-BBA	(63,705)

	109,833,300	—	1/13/17	1.164785%	3 month USD-
					LIBOR-BBA	(1,000,376)

	31,563,000	(54,841)	1/4/14	0.61%	3 month USD-
					LIBOR-BBA	(112,462)

	5,154,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	221,055

	61,039,000	—	1/27/17	1.0825%	3 month USD-
					LIBOR-BBA	(273,636)

	15,778,000	—	1/27/17	3 month USD-
				LIBOR-BBA	1.11%	92,081

	18,000,000	—	1/30/42	3 month USD-
				LIBOR-BBA	2.8019%	660,908

	72,811,000	—	1/30/22	3 month USD-
				LIBOR-BBA	2.052%	942,631

	344,117,000 F	—	2/1/17	3 month USD-
				LIBOR-BBA	1.041%	789,404

	3,147,000	—	2/2/42	2.69%	3 month USD-
					LIBOR-BBA	(40,951)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$13,770,000	$—	2/2/17	3 month USD-
				LIBOR-BBA	0.98875%	$(4,806)

	832,000	—	2/2/42	2.64%	3 month USD-
					LIBOR-BBA	(1,667)

	4,186,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	206,621

	5,814,000	(65,698)	1/27/22	3 month USD-
				LIBOR-BBA	2.27%	128,867

	4,345,000	91,845	1/27/22	2.52%	3 month USD-
					LIBOR-BBA	(154,702)

	94,631,000 E	—	2/7/17	1.35%	3 month USD-
					LIBOR-BBA	(1,623,868)

EUR	25,200,000	—	9/29/13	1.47%	6 month EUR-
					EURIBOR-
					REUTERS	(145,865)

EUR	6,300,000	—	9/29/15	6 month EUR-
				EURIBOR-
				REUTERS	1.775%	137,664

EUR	46,100,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	1,958,793

GBP	12,161,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	667,650

GBP	6,323,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	587,966

GBP	11,495,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	(543,958)

GBP	11,038,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(1,261,042)

GBP	11,038,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(1,155,636)

JPMorgan Chase Bank, N.A.
	$73,770,000	—	1/11/17	1.2125%	3 month USD-
					LIBOR-BBA	(850,198)

	7,248,000	—	1/11/17	1.187%	3 month USD-
					LIBOR-BBA	(74,443)

	48,447,000	—	1/13/14	0.613%	3 month USD-
					LIBOR-BBA	(90,220)

	3,452,000	—	1/13/17	3 month USD-
				LIBOR-BBA	1.1673%	31,860

	161,670,800	—	1/13/14	0.6125%	3 month USD-
					LIBOR-BBA	(299,412)

	97,607,700	—	1/13/17	1.168249%	3 month USD-
					LIBOR-BBA	(905,786)

	1,589,000	—	1/19/22	3 month USD-
				LIBOR-BBA	2.018%	16,763

	7,265,000	—	1/19/14	0.571%	3 month USD-
					LIBOR-BBA	(7,536)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$3,747,000	$—	1/19/22	1.99%	3 month USD-
					LIBOR-BBA	$(29,752)

	11,645,000	—	1/19/14	3 month USD-
				LIBOR-BBA	0.56%	9,556

	88,412,000	—	1/20/22	3 month USD-
				LIBOR-BBA	2.0075%	840,474

	5,631,000	—	1/20/42	3 month USD-
				LIBOR-BBA	2.6455%	21,855

	20,413,000	—	1/20/22	3 month USD-
				LIBOR-BBA	2.029%	234,809

	4,016,000	—	1/23/42	3 month USD-
				LIBOR-BBA	2.688%	51,272

	65,774,000	—	1/23/14	3 month USD-
				LIBOR-BBA	0.59%	92,795

	33,455,000	—	1/23/22	3 month USD-
				LIBOR-BBA	2.097184%	589,669

	24,728,000	—	1/25/17	3 month USD-
				LIBOR-BBA	1.2255%	286,235

	9,317,000	—	1/27/22	3 month USD-
				LIBOR-BBA	2.10%	164,315

	5,154,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	221,055

	19,168,000	411,266	1/17/22	2.453%	3 month USD-
					LIBOR-BBA	(569,708)

	10,235,000	—	2/1/22	1.956%	3 month USD-
					LIBOR-BBA	(39,712)

	2,097,000	—	2/2/14	0.5175%	3 month USD-
					LIBOR-BBA	19

	3,804,000	—	2/2/22	1.92875%	3 month USD-
					LIBOR-BBA	(5,027)

	338,000	—	2/2/42	2.6675%	3 month USD-
					LIBOR-BBA	(2,724)

	9,419,000	—	2/2/22	1.917%	3 month USD-
					LIBOR-BBA	(1,963)

	10,361,000	(198,413)	1/19/22	3 month USD-
				LIBOR-BBA	2.2775%	161,384

CAD	8,100,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(188,304)

CAD	7,660,000	—	1/24/22	2.3825%	3 month CAD-
					BA-CDOR	(120,097)

EUR	14,060,000	—	12/16/16	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.205%	274,083

EUR	34,450,000	—	12/16/13	0.52%	1 month EUR-
					EONIA-OIS-
					COMPOUND	(140,194)

JPY	799,200,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	325,783

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	1,074,500,000E	$—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	$(113,484)

MXN	44,527,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(181,293)

MXN	57,580,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(233,575)

MXN	11,220,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	56,373

MXN	57,160,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(100,687)

MXN	154,373,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(271,928)

MXN	57,160,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	170,767

MXN	88,180,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	321,657

UBS AG
CHF	65,659,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(1,040,247)

Total						$(7,683,470)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$6,770,532	$—	1/12/40	5.00% (1 month	Synthetic TRS	$(129,368)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Barclays Bank PLC
1,546,680	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,028)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

802,537	—	1/12/41	5.00% (1 month	Synthetic MBX	843
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

129,962	—	1/12/41	5.00% (1 month	Synthetic TRS	(2,545)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,003,005	$—	1/12/41	5.00% (1 month	Synthetic TRS	$(78,386)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,588,083	—	1/12/41	4.50% (1 month	Synthetic TRS	(48,115)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,852,967	—	1/12/41	4.50% (1 month	Synthetic TRS	(53,039)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,720,120	3,825	1/12/41	4.50% (1 month	Synthetic TRS	(46,743)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

486,025	2,126	1/12/41	4.50% (1 month	Synthetic TRS	(7,209)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,717,613	—	1/12/38	(6.50%) 1 month	Synthetic TRS	53,338
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,797,242	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,859)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,155,278	—	1/12/41	5.00% (1 month	Synthetic MBX	585
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,315,501	42,998	1/12/41	4.50% (1 month	Synthetic TRS	(24,786)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

11,120,599	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(32,610)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,834,336	50,487	1/12/41	4.50% (1 month	Synthetic TRS	(8,511)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

9,709,247	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(28,472)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$7,094,658	$—	1/12/41	5.00% (1 month	Synthetic MBX	$1,924
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,846,097	—	1/12/40	4.00% (1 month	Synthetic MBX	12,633
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

332,931	—	1/12/40	4.00% (1 month	Synthetic TRS	(5,495)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

12,280,000	—	4/7/16	(2.63%)	USA Non Revised	(232,915)
				Consumer Price
				Index-Urban (CPI-U)

6,770,532	—	1/12/40	(5.00%) 1 month	Synthetic TRS	129,368
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

8,133,629	—	1/12/41	4.50% (1 month	Synthetic TRS	(151,212)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

4,977,562	—	1/12/41	3.50% (1 month	Synthetic MBX	39,460
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

1,083,563	—	1/12/41	3.50% (1 month	Synthetic MBX	8,590
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

4,776,006	—	1/12/41	4.50% (1 month	Synthetic TRS	(88,791)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,264,982	—	1/12/41	5.00% (1 month	Synthetic MBX	1,970
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

7,057,559	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(20,696)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

6,936,061	—	1/12/40	4.00% (1 month	Synthetic MBX	30,786
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$18,537,580	$—	1/12/40	5.00% (1 month	Synthetic TRS	$(354,206)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,097,989	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,017)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

10,974,805	—	1/12/40	4.50% (1 month	Synthetic MBX	17,284
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

30,503,237	—	1/12/41	5.00% (1 month	Synthetic MBX	8,272
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,695,892	—	1/12/41	5.00% (1 month	Synthetic MBX	1,816
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,355,532	—	1/12/40	5.00% (1 month	Synthetic MBX	(901)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,395,759	—	1/12/40	5.00% (1 month	Synthetic MBX	(2,921)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,186,666	—	1/12/40	5.00% (1 month	Synthetic MBX	(2,117)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,330,174	—	1/12/41	5.00% (1 month	Synthetic TRS	(249,162)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

Citibank, N.A.
4,257,279	—	1/12/41	5.00% (1 month	Synthetic MBX	1,155
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

9,686,642	—	1/12/41	5.00% (1 month	Synthetic MBX	2,627
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,969,024	—	1/12/41	5.00% (1 month	Synthetic MBX	2,432
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$908,057	$—	1/12/41	4.50% (1 month	Synthetic MBX	$1,855
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

3,228,881	—	1/12/41	5.00% (1 month	Synthetic MBX	876
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,893,339	—	1/12/40	5.00% (1 month	Synthetic TRS	(36,177)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,335,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(15,647)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Deutsche Bank AG
5,335,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(15,647)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
7,020,000	—	3/1/16	2.47%	USA Non Revised	63,138
				Consumer Price
				Index-Urban (CPI-U)

5,265,000	—	3/3/16	2.45%	USA Non Revised	42,125
				Consumer Price
				Index-Urban (CPI-U)

10,000,612	65,629	1/12/40	5.00% (1 month	Synthetic TRS	(126,836)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,239,758	(9,274)	1/12/41	4.50% (1 month	Synthetic TRS	(94,382)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

3,682,450	12,658	1/12/41	4.50% (1 month	Synthetic TRS	(62,172)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

1,800,723	20,821	1/12/41	4.50% (1 month	Synthetic TRS	(15,994)
			USD-LIBOR)	Index 4.50%
				year Fannie Mae
				pools

8,673,119	—	1/12/39	(6.00%) 1 month	Synthetic TRS	83,873
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	13,603,000	$—	10/18/13	(1.7775%)	Eurostat Eurozone	$(190,567)
					HICP excluding
					tobacco

Total						$(1,635,576)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit Co.,
7%, 10/1/13	Ba1	$—	$2,805,000	3/20/12	285 bp	$16,617

Credit Suisse International
Bonos Y Oblig Del Estado,
5 1/2%, 7/30/17	—	(41,661)	4,680,000	12/20/19	(100 bp)	706,776

Deutsche Bank AG
Russian Federation,
7 1/2%, 3/31/30	—	—	442,500	4/20/13	(112 bp)	(1,334)

Smurfit Kappa Funding,
7 3/4%, 4/1/15	B2	—	EUR 935,000	9/20/13	715 bp	113,115

Virgin Media Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 880,000	9/20/13	477 bp	64,329

Virgin Media Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 880,000	9/20/13	535 bp	75,891

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 17
Version 1 Index	B+/P	600,424	$5,921,160	12/20/16	500 bp	475,974

Republic of Argentina,
8.28%, 12/31/33	B3	—	1,385,000	6/20/14	235 bp	(112,822)

Republic of Italy,
6 7/8%, 9/27/23	—	(2,259,381)	8,531,000	12/20/21	(100 bp)	(527,284)

Republic of Italy,
6 7/8%, 9/27/23	A2	1,891,490	21,543,000	12/20/13	100 bp	745,477

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	225,000	9/20/13	276 bp	7,307

Morgan Stanley Capital Services, Inc.
Republic of Venezuela,
9 1/4%, 9/15/27	B2	—	1,570,000	10/20/12	339 bp	6,866

Total						$1,570,912

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$448	$15

Energy	—	—	4,141

Health care	14,841	—	—

Total common stocks	14,841	448	4,156

Asset-backed securities	—	70,366,522	—

Convertible bonds and notes	—	956,024	—

Convertible preferred stocks	—	640,556	—

Corporate bonds and notes	—	247,552,568	—

Foreign government bonds and notes	—	62,799,944	—

Mortgage-backed securities	—	189,367,918	1,433,263

Preferred stocks	—	990,705	—

Purchased options outstanding	—	45,987,634	—

Senior loans	—	18,921,182	—

U.S. government and agency mortgage obligations	—	161,022,904	—

Warrants	—	2,048	41,707

Short-term investments	126,539,885	188,494,274	—

Totals by level	$126,554,726	$987,102,727	$1,479,126

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,202,396	$—

Futures contracts	2,939,172	—	—

Written options	—	(138,900,886)	—

Interest rate swap contracts	—	(8,130,294)	—

Total return swap contracts	—	(1,824,846)	—

Credit default contracts	—	1,380,040	—

Totals by level	$2,939,172	$(146,273,590)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a signifi-cant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $992,479,998)	$988,596,694
Affiliated issuers (identified cost $126,539,885) (Note 6)	126,539,885

Foreign currency (cost $60,926) (Note 1)	60,428

Dividends, interest and other receivables	27,394,970

Receivable for investments sold	6,070,148

Unrealized appreciation on swap contracts (Note 1)	36,421,212

Receivable for variation margin (Note 1)	275,096

Unrealized appreciation on forward currency contracts (Note 1)	8,316,516

Premium paid on swap contracts (Note 1)	2,783,789

Total assets	1,196,458,738

LIABILITIES

Payable to custodian	770

Distributions payable to shareholders	4,260,738

Payable for investments purchased	31,817,632

Payable for purchases of delayed delivery securities (Note 1)	158,213,188

Payable for compensation of Manager (Note 2)	1,400,369

Payable for investor servicing fees (Note 2)	33,366

Payable for custodian fees (Note 2)	74,850

Payable for Trustee compensation and expenses (Note 2)	202,690

Payable for administrative services (Note 2)	3,204

Unrealized depreciation on forward currency contracts (Note 1)	7,114,120

Written options outstanding, at value (premiums received $93,418,435) (Notes 1 and 3)	138,900,886

Premium received on swap contracts (Note 1)	3,610,755

Unrealized depreciation on swap contracts (Note 1)	44,169,346

Other accrued expenses	185,878

Total liabilities	389,987,792

Net assets	$806,470,946

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,073,242,758

Undistributed net investment income (Note 1)	14,630,008

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(228,366,402)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(53,035,418)

Total — Representing net assets applicable to capital shares outstanding	$806,470,946

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($806,470,946 divided by 142,024,455 shares)	$5.68

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/12 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $40,504) (including interest income of $41,201
from investments in affiliated issuers) (Note 6)	$24,974,085

Dividends	89,627

Total investment income	25,063,712

EXPENSES

Compensation of Manager (Note 2)	2,896,507

Investor servicing fees (Note 2)	203,112

Custodian fees (Note 2)	81,059

Trustee compensation and expenses (Note 2)	34,001

Administrative services (Note 2)	13,391

Other	335,706

Total expenses	3,563,776

Expense reduction (Note 2)	(261)

Net expenses	3,563,515

Net investment income	21,500,197

Net realized loss on investments (Notes 1 and 3)	(24,913,255)

Net realized loss on swap contracts (Note 1)	(36,736,408)

Net realized gain on futures contracts (Note 1)	8,147,204

Net realized loss on foreign currency transactions (Note 1)	(3,454,392)

Net realized gain on written options (Notes 1 and 3)	6,819,395

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,046,293

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	(10,723,702)

Net loss on investments	(59,814,865)

Net decrease in net assets resulting from operations	$(38,314,668)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income	$21,500,197	$64,236,589

Net realized gain (loss) on investments
and foreign currency transactions	(50,137,456)	57,957,330

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(9,677,409)	(46,559,351)

Net increase (decrease) in net assets resulting
from operations	(38,314,668)	75,634,568

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(31,089,461)	(95,470,350)

Increase from capital share transactions
from reinvestment of distributions (Note 4)	1,471,508	7,024,055

Total decrease in net assets	(67,932,621)	(12,811,727)

NET ASSETS

Beginning of period	874,403,567	887,215,294

End of period (including undistributed net investment
income of $14,630,008 and $24,219,272, respectively)	$806,470,946	$874,403,567

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	141,775,790	140,677,816

Shares issued in connection with reinvestment
of distributions	248,665	1,097,974

Shares outstanding at end of period	142,024,455	141,775,790

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	1/31/12	7/31/11	7/31/10	7/31/09	7/31/08	7/31/07

Net asset value,
beginning of period	$6.17	$6.31	$5.73	$6.55	$7.10	$7.02
Investment operations:

Net investment income [a]	.15	.45	.61	.30	.50	.36

Net realized and unrealized
gain (loss) on investments	(.42)	.09	.81	(.64)	(.69)	.03

Total from
investment operations	(.27)	.54	1.42	(.34)	(.19)	.39
Less distributions:

From net investment income	(.22)	(.68)	(.84)	(.52)	(.42)	(.36)

Total distributions	(.22)	(.68)	(.84)	(.52)	(.42)	(.36)

Increase from shares repurchased	—	—	—	.04	.06	.05

Net asset value,
end of period	$5.68	$6.17	$6.31	$5.73	$6.55	$7.10

Market price,
end of period	$5.47	$6.09	$6.67	$5.37	$5.97	$6.21

Total return at
market price (%) [b]	(6.52) *	1.45	42.21	0.65	2.84	9.06

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$806,471	$874,404	$887,215	$803,324	$979,577	$1,141,997

Ratio of expenses to
average net assets (%) [c]	.44 *	.85	.87 [e]	.93 [e,f]	.83 [f]	.82 [f]

Ratio of expenses to
average net assets,
excluding interest expense (%) [c]	.44 *	.85	.86	.88 [f]	.83 [f]	.82 [f]

Ratio of net investment income
to average net assets (%)	2.65 *	7.16	9.78	5.92 [f]	7.20 [f]	5.02 [f]

Portfolio turnover (%) [d]	63 *	294	85	230	134	84

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively.

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009, July 31, 2008 and July 31, 2007, reflect a reduction of less than 0.01%, less than 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represents State Street Bank and Trust Company, references to “the SEC” represents the Securities and Exchange Commission and references to “Putnam Management” represents Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Premier Income Trust (the fund), a non-diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates and to hedge prepayment risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 2,000 on futures contracts for the reporting period.

Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $2,148,200,000 on purchased options contracts for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $9,135,000,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $38,500,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,872,780 at the close of the reporting period. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $104,567,282 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $101,293,762.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $168,918,502 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$6,338,093	$—	$6,338,093	July 31, 2015

17,302,669	—	17,302,669	July 31, 2016

58,742,308	—	58,742,308	July 31, 2017

86,535,432	—	86,535,432	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,129,756,655, resulting in gross unrealized appreciation and depreciation of $44,196,837 and $58,813,058, respectively, or net unrealized depreciation of $14,616,221.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $261 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $612, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $400,212,798 and $473,477,367, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $9,043,516 and $9,050,195, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	1,542,893,294	$73,620,681
beginning of the reporting period	CHF	146,640,000	$160,099

Options opened	USD	1,060,945,098	38,613,949
	CHF	—	—

Options exercised	USD	(430,006,534)	(16,796,297)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(199,186,298)	(2,019,898)
	CHF	(146,640,000)	(160,099)

Written options outstanding at the	USD	1,974,645,560	$93,418,435
end of the reporting period	CHF	—	$—

Note 4: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,101 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $6,254 based on net asset value.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$2,764,659	Payables	$1,384,619

Foreign exchange
contracts	Receivables	8,316,516	Payables	7,114,120

	Investments,
Equity contracts	Receivables	43,755	Payables	—

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
	appreciation/		Unrealized appreciation/
Interest rate contracts	(depreciation)	84,453,214*	(depreciation)	184,382,434*

Total		$95,578,144		$192,881,173

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,242,785)	$(1,242,785)

Foreign exchange
contracts	—	—	(3,413,600)	—	$(3,413,600)

Interest rate
contracts	(9,957,624)	8,147,204	—	(35,493,623)	$(37,304,043)

Total	$(9,957,624)	$8,147,204	$(3,413,600)	$(36,736,408)	$(41,960,428)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants*	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,431,491	$1,431,491

Foreign exchange
contracts	—	—	—	996,294	—	996,294

Equity contracts	—	(9,265)	—	—	—	(9,265)

Interest rate
contracts	(25,305,956)	—	4,243,988	—	32,402,732	11,340,764

Total	$(25,305,956)	$(9,265)	$4,243,988	$996,294	$33,834,223	$13,759,284

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $41,201 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $305,097,883 and $326,963,761, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Shareholder meeting results (Unaudited)

January 26, 2012 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	118,279,552	4,046,338

Barbara M. Baumann	118,442,711	3,883,180

Jameson A. Baxter	118,389,697	3,936,194

Charles B. Curtis	118,280,747	4,045,144

Robert J. Darretta	118,458,063	3,867,828

John A. Hill	118,373,477	3,952,413

Paul L. Joskow	118,404,043	3,921,848

Elizabeth T. Kennan	118,104,131	4,221,760

Kenneth R. Leibler	118,448,880	3,877,011

George Putnam, III	117,778,383	4,547,508

Robert E. Patterson	118,345,648	3,980,243

Robert L. Reynolds	118,429,363	3,896,528

W. Thomas Stephens	118,312,602	4,013,288

All tabulations are rounded to the nearest whole number.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer
	and Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior
State Street Bank	Steven D. Krichmar	Associate Treasurer and
and Trust Company	Vice President and	Assistant Clerk
Principal Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant
	Vice President, Assistant	Clerk, Assistant Treasurer
Trustees	Treasurer and Principal	and Proxy Manager
Jameson A. Baxter, Chair	Accounting Officer
Barbara M. Baumann		Susan G. Malloy
Charles B. Curtis	Robert R. Leveille	Vice President and
Robert J. Darretta	Vice President and	Assistant Treasurer
John A. Hill	Chief Compliance Officer
Paul L. Joskow

Call 1-800-225-1581 weekdays between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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SA708
272646 3/12

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) During the period, Raman Srivastava was named a Portfolio Manager of the fund.

(a)(1) Portfolio Managers:

Portfolio	Joined	Employer	Positions Over Past Five Years
managers	Fund

Raman Srivastava	2012	Putnam Management:	Portfolio Manager
		1999 - Present	Previously, Team Leader of
Portfolio Construction, Portfolio
Construction Specialist

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
account programs and
	Other SEC-registered open-end		Other accounts that pool assets		single-sponsor defined
Portfolio Leader or	and closed-end funds		from more than one client		contribution plan offerings)
Member

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Raman Srivastava	25*	$10,503,700,000	18+	$5,220,800,000	12	$13,068,000,000

* 4 accounts, with total assets of $2,271,800,000, pay an advisory fee based on account performance.

+ 2 accounts, with total assets of $144,200,000, pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front-running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–	$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Raman
Srivastava
**	2012				*

**: Joined Putnam Premier Income Trust prior to filing date

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31,				14,194,305
2011	-	-	-
September 1 -
September 30,				14,194,305
2011	-	-	-
October 1 -
October 7,				14,194,305
2011	-	-	-
October 8 -
October 31,				14,194,305
2011	-	-	-
November 1 -
November 30,				14,194,305
2011	-	-	-
December 1 -
December 31,				14,194,305
2011	-	-	-
January 1 -
January 31,				14,194,305
2012	-	-	-

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009, October 8, 2010 and October 8, 2011.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 14,564,288 shares of the fund.

The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 14,017,462 shares of the fund.

The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 14,085,964 shares of the fund.

The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 14,194,305 shares of the fund.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 30, 2012